SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                           -------------

                             FORM 8-K

                          CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  December 31, 1996


                     Datastream Systems, Inc.
      (Exact name of registrant as specified in its charter)



        Delaware                       0-25590                       57-0813674
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)



50 Datastream Plaza, Greenville, S.C.                                29605
(Address of principal executive offices)       (Zip Code)



Registrant's telephone number, including area code:  (864) 422-5001



                                 Not Applicable
   (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

      On December 31, 1996, Datastream Systems, Inc. (the "Company") consummated the acquisition of all of the capital stock and equity interests of SQL Group, B.V., a corporation organized and existing under the laws of The Netherlands
("SQL"). SQL was founded in 1988, is a leading computerized maintenance management software vendor in Europe and has developed an Oracle-based client/ server maintenance management system with cross-platform capability that is available in twelve languages. As consideration for the acquisition and pursuant to the Share Purchase Agreement dated as of December 15, 1996 by and among the Company, SQL and the stockholders of SQL (the "SQL Stockholders"), Datastream paid the SQL Stockholders $17 million in cash and 751,381 shares of the Common Stock of the Company, which consideration was determined as a result of arm's length negotiations between the two unaffiliated parties. The Company used funds from its initial public offering in April 1995 and its secondary offering in October 1995 to fund the acquisition.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)  Financial Statements of Business Acquired.

           As of the filing date of this Current Report on Form 8-K, it is impracticable for the Company to provide the financial statements required by
Item 7(a) of Form 8-K. In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after December 31, 1996.

      (b)  Pro Forma Financial Information.

           As of the filing date of this Current Report on Form 8-K, it is impracticable for the Company to provide the pro forma financial information required by Item 7(b) of Form 8-K. In accordance with Item 7(a)(4) of Form 8-K, such pro forma financial information shall be filed by amendment to this Form 8-K no later than 60 days after December 31, 1996.

      (c)  Exhibits.

           The following exhibits are filed herewith in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit No. Description of Exhibit

    2.1 Share Purchase Agreement dated as of December 15, 1996 by and among Datastream Systems, Inc., SQL Group, B.V. and the stockholders of SQL Group, B.V. listed on the signature pages thereto.

    4.1 Escrow Agreement dated as of December 31, 1996 by and among Datastream Systems, Inc., the stockholders of SQL Group, B.V. listed on the signature pages thereto and Robert J.J. Lijdsman, as Escrow Agent.

Exhibit No. Description of Exhibit

    4.2 Registration Rights Agreement dated as of December 31, 1996 by and among Datastream Systems, Inc., the stockholders of SQL Group, B.V. listed on the signature pages thereto and Residentie Participaties III CV, in its capacity as the SQL Stockholders' Representative.


Item 9.  Sale of Securities Pursuant to Regulation S.

      As a portion of the consideration for the acquisition of all of the capital stock and equity interests of SQL, on December 31, 1996 the Company issued 751,381 shares of its Common Stock, $.01 par value per share, to the SQL Stockholders. The shares of Common Stock were issued without registration pursuant to the exemption provided by Rule 903 of Regulation S promulgated under the Securities Act of 1933, as amended ("Regulation S"). The Company claims this exemption from registration on the basis that the issuance was made (i) in an "offshore transaction" to persons who are not "U.S. person" as defined in Rule 902 of Regulation S, (ii) the Company and its affiliates and any agent acting on behalf of the Company or its affiliates did not engage in any "directed selling efforts" as defined in Rule 902 of Regulation S, (iii) "Offering Restrictions" as defined in Rule 902 of Regulation S were, to the extent applicable, implemented by the Company, and (iv) all of the shares of Common Stock issued to the SQL Stockholders are subject to the restriction that they may not be traded for 40 days after the date of issuance and bear a legend to such effect. The Company also claims an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended, because the shares of Common Stock were issued to a small number of persons in a transaction that did not involve any public offering.

                            SIGNATURES



      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    DATASTREAM SYSTEMS, INC.



Date: _______________
                                    Larry G. Blackwell, Ph.D., P.E.
                                    President and Chief Executive Officer

                            SIGNATURES



      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    DATASTREAM SYSTEMS, INC.



Date: 01/10/97                      /s/ Larry G. Blackwell, Ph.D., P.E.
                                    -----------------------------------
                                    Larry G. Blackwell, Ph.D., P.e.
                                    President and Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit No. Description of Exhibit

    2.1 Share Purchase Agreement dated as of December 15, 1996 by and among Datastream Systems, Inc., SQL Group, B.V. and the stockholders of SQL Group, B.V. listed on the signature pages thereto.

    4.1 Escrow Agreement dated as of December 31, 1996 by and among Datastream Systems, Inc., the stockholders of SQL Group, B.V. listed on the signature pages thereto and Robert J.J.Lijdsman, as Escrow Agent.

    4.2 Registration Rights Agreement dated as of December 31, 1996 by and among Datastream Systems, Inc., the stockholders of SQL Group, B.V. listed on the signature pages thereto and Residentie Participaties III CV, in its capacity as the SQL Stockholders' Representative.

EXHIBIT 2.1
                                                                  Execution Copy
                          DATED AS OF DECEMBER 15, 1996








                            SHARE PURCHASE AGREEMENT


                                  by and among


                            DATASTREAM SYSTEMS, INC.
                                 ("Datastream"),


                                 SQL GROUP, B.V.
                                    ("SQL"),


                                       and


                       THE STOCKHOLDERS OF SQL GROUP, B.V.
                      LISTED ON THE SIGNATURE PAGES HERETO
                            (the "SQL Stockholders")

     4


                            SHARE PURCHASE AGREEMENT
                                  BY AND AMONG
                            DATASTREAM SYSTEMS, INC.,
                                 SQL GROUP, B.V.
                                       AND
                       THE STOCKHOLDERS OF SQL GROUP, B.V.
                      LISTED ON THE SIGNATURE PAGES HERETO


                                TABLE OF CONTENTS




ARTICLE I        DEFINITIONS...............................................1
ARTICLE II       SHARE PURCHASE............................................7
ARTICLE III      THE CLOSING...............................................8
ARTICLE IV       REPRESENTATIONS AND WARRANTIES OF  THE SQL
                 STOCKHOLDERS..............................................8
ARTICLE V        REPRESENTATIONS AND WARRANTIES OF DATASTREAM.............19
ARTICLE VI       ADDITIONAL COVENANTS AND AGREEMENTS......................21
ARTICLE VII      CLOSING CONDITIONS.......................................26
ARTICLE VIII     TERMINATION..............................................28
ARTICLE IX       SURVIVAL OF REPRESENTATIONS AND WARRANTIES AND
                 INDEMNIFICATION..........................................29
ARTICLE X        STOCKHOLDERS' REPRESENTATIVE.............................32
ARTICLE XI       GENERAL PROVISIONS.......................................34


                                    EXHIBITS

EXHIBIT A        ESCROW AGREEMENT
EXHIBIT B        NOTARIAL DEED
EXHIBIT C        REGISTRATION RIGHTS AGREEMENT

                            SHARE PURCHASE AGREEMENT
                                  BY AND AMONG
                            DATASTREAM SYSTEMS, INC.,
                                 SQL GROUP, B.V.
                                       AND
                       THE STOCKHOLDERS OF SQL GROUP, B.V.
                      LISTED ON THE SIGNATURE PAGES HERETO


        THIS SHARE PURCHASE AGREEMENT is made and entered into as of this 15th day of December, 1996, by and among Datastream Systems, Inc., a Delaware corporation ("Datastream"), SQL Group, B.V., a corporation organized and existing under the law of The Netherlands ("SQL"), and the stockholders of SQL listed on the signature pages hereto (hereinafter referred to individually as an "SQL Stockholder" and collectively as the "SQL Stockholders").

        The parties hereto have agreed that Datastream will acquire SQL by purchasing all of the capital stock of SQL from the SQL Stockholders upon the terms and conditions set forth herein (the "Transaction"). The Board of Directors of Datastream and the Supervisory Board of SQL have approved the Transaction and this Agreement. The parties hereto desire to make this Agreement for the purpose of setting forth certain representations, warranties, covenants and conditions in connection with the Transaction.

        THEREFORE, in consideration of the mutual representations, warranties, covenants, and conditions contained herein, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

        The following capitalized terms used in this Agreement shall have the meanings set forth below:

        1.1 "Affiliate" means, with respect to a specific Person, another Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the Person specified.

        1.2 "Articles of Association" of a corporation incorporated in The Netherlands means the Articles of Association of such corporation, as amended through the date hereof.

        1.3 "Business Day" means any day, other than a Saturday, Sunday or legal holiday on which banks are permitted to close in either Greenville, South Carolina or Rotterdam, The Netherlands.

        1.4 "Cash Consideration" means US $17.0 million, the aggregate amount of cash to be delivered by Datastream at the Effective Time.

        1.5 "Claim" or "Claims" shall mean any demand, claim, action or cause of action, assessment, loss, damage, liability, cost or expense described in
Article IX hereof.

        1.6 "Closing" means the closing of the transactions contemplated by this Agreement.

        1.7 "Closing Date" means the date on which the Effective Time shall occur.

        1.8 "Code" means the Internal Revenue Code of 1986, as amended.

        1.9 "Datastream" means Datastream Systems, Inc., a Delaware corporation.

        1.10"Datastream Common Stock" means the shares of common stock, $.01 par value per share, of Datastream.

        1.11"DGCL" means the Delaware General Corporation Law.

        1.12"Disclosure Letter" means that certain letter by the SQL Stockholders to Datastream dated as of the date hereof that sets forth with particularity, by reference to particular Sections of this Agreement, those facts and circumstances, which if not disclosed therein, would result in a breach of the representations and warranties contained in Article IV hereof or of the additional covenants and agreements set forth in Article VI hereof.

        1.13"Effective Time" means the date and time at which the Notarial Deed is executed.

        1.14"Environmental Laws" means all laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, ground water, land, surface or subsurface strata) or concerning or relating to emissions, discharges, releases or threatened releases of any Hazardous Materials, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of any Hazardous Materials.

        1.15"Environmental Permits" means all permits, licenses, approvals, consents, and authorizations relating to environmental matters or issued under Environmental Laws.

        1.16"Escrow Agent" means the escrow agent to be named under the Escrow Agreement.

        1.17"Escrow Agreement" means the Escrow Agreement referred to in Section
9.9 hereof, substantially in the form attached hereto as Exhibit A.

        1.18"Escrow Shares" means the 150,276 shares of Datastream Common Stock to be deposited in escrow by the SQL Stockholders (other than Marconi Stichting) pursuant to the Escrow Agreement in the proportions set forth on Schedule 2.2.

        1.19"Exchange Act" means the Securities Exchange Act of 1934, as amended.

        1.20"Financial Statements" means (i) the audited consolidated balance sheet, statement of operations and statement of stockholders' equity of SQL, together with related schedules and notes, as of and for the twelve-month period ended December 31, 1995, and (ii) the Interim Statements.

        1.21"Governmental Authority" means any court, administrative agency, commission or other governmental authority or instrumentality, local, state or federal, of any domestic or foreign government.

        1.22"Hazardous  Materials"  means any  hazardous,  toxic,  or  polluting substances, materials, pollutants, contaminants, petroleum or petroleum products, gas or gas products or asbestos-containing materials (as any of such terms may be defined under any applicable laws or regulations of any Governmental Authority).

        1.23"Indemnified  Party" shall have the meaning ascribed to such term in
Section 9.4 hereof.

        1.24"Indemnifying Party" shall have the meaning ascribed to such term in
Section 9.4 hereof.

        1.25"Intellectual Property" means all intellectual property and the rights thereto, whether owned or used by SQL or one of its Affiliates or licensed from another party by SQL or one of its Affiliates, whether existing under the laws of The Netherlands, the United States of America or any other jurisdiction, including, without limitation:

            (a) patents, patent applications, patent rights, patent disclosures and improvements thereto;

            (b)  trademarks,  trade  names,  trade  designs,  trade dress logos,
service  marks,   corporate  names  and   registrations   and  applications  for
registrations thereof;

            (c) copyrights, and registrations and applications for registration thereof;

            (d) computer software (including without limitation the source code for any such software), data and documentation;

            (e) trade secrets and confidential business  information,  including without limitation, customer lists, ideas, formulae, inventions (whether patentable or not and whether or not reduced to practice), know-how, manufacturing and production processes and techniques, research and development information, drawings, specifications, designs, plans, development and other tools, proposals, technical data, copyrightable works of authorship, financial, marketing and business data, pricing and cost information, business and marketing plans, proprietary processes, techniques and formulae;

            (f)   other proprietary rights; and

            (g) all documentation and tangible embodiments thereof (in whatever form or medium) constituting, describing or relating to the above, including, without limitation, manuals, memoranda and records.

        1.26"Interim Statements" means the unaudited consolidated balance sheet and statement of operations of SQL, together with any related schedules and notes, as of and for the nine-month period ended September 30, 1996.

        1.27"Liability" means any and all liability for damages (as such term is commonly defined under Dutch law), provided, that such term shall also include attorneys' fees and expenses necessary to enforce rights hereunder if such rights arise in respect of gross misrepresentation, fraud or illegal business activities.

        1.28"Lien" means any mortgage, charge, pledge, lien, option, right of conversion, right to purchase or other form of security or encumbrance of any kind or nature whatsoever, on , over or affecting the subject assets, property or securities (provided, that such term shall not be deemed to include rights of first refusal, preemptive, preferential or similar rights, including those rights commonly known under Dutch corporate law as "blocking rights").

        1.29"Material" or "material" means any event, change or effect related to the condition (financial or otherwise), properties, assets, liabilities, businesses, operations or results of operations of an entity that a reasonable investor would deem to be important in deciding whether or not to make an investment in such entity. No particular dollar (or other currency) amount shall be dispositive of materiality.

        1.30"Material Adverse Effect" means a Material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of a company and its Subsidiaries taken as a whole.

        1.31"Nasdaq/NMS" means the automated quotation system of the Nasdaq Stock Market, Inc. known as the National Market System, on which the Datastream Common Stock is listed.

        1.32"Notarial Deed" means the Notarial Deed of Transfer, substantially in the form of Exhibit B hereto, by which the shares of SQL Capital Stock will be transferred, free and clear of any Liens, from the SQL Stockholders to Datastream.

        1.33"Optionholders" shall mean the persons named on Annex 4.6(a) to the Disclosure Letter as holders, as of the date hereof, of options to purchase depository receipts representing shares of SQL Capital Stock at the respective exercise prices set forth thereon.

        1.34"Person" means a natural person, company, corporation, partnership, government, or political subdivision, agency or instrumentality of any domestic or foreign government.

        1.35"Products" shall have the meaning set forth in Section 4.20(a) hereof.

        1.36"Registration   Rights  Agreement"  means  the  Registration  Rights
Agreement, substantially in the form of Exhibit C hereto, among Datastream and the SQL Stockholders.

        1.37"Regulation   S"  means   Regulation  S  and  the  rules  thereunder
promulgated under the Securities Act of 1933, as amended.

        1.38"Regulation S Legend" means the legend to be placed on the shares of Datastream Common Stock constituting the Stock Consideration that reads as follows:

            "The shares of Datastream Common Stock represented by this Certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and have been issued outside the United States in reliance upon Regulation S promulgated under the Securities Act. Such shares may not be offered or sold in the United States or to U.S. persons (as defined in Regulation S promulgated under the Securities Act), other than distributors, unless the shares are registered under the Securities Act or such offer or sale is made in compliance with Regulation S or another exemption from the registration requirements of the Securities Act is available.

        1.39"SEC" means the Securities and Exchange Commission.

        1.40"SEC Documents" means Datastream's Annual Report on Form 10-K and Annual Report to Stockholders for the fiscal year ended December 31, 1995, all Quarterly Reports on Form 10-Q filed with the SEC since December 31, 1995 and all Current Reports on Form 8-K filed with the SEC since December 31, 1995, Datastream's Proxy Statement for the 1995 Annual Meeting of Stockholders and all other reports filed or required to be filed by Datastream with the SEC subsequent to January 1, 1996 and prior to the Effective Time.

        1.41"Securities Act" means the Securities Act of 1933, as amended.

        1.42"Service Agreements" means the respective Amended and Restated Employment Agreements to be entered into as of the Closing Date between SQL and each of Peter A.G. Huisman and Vincent Mom, which will reflect the discussions between the parties prior to the date hereof. Each such Service Agreement shall, by its terms, amend and (to the extent set forth therein) supersede any and all prior employment agreements or compensatory arrangements by and between SQL (or any Subsidiary or Affiliate of SQL) and such executive.

        1.43"Severance and Non-Compete Agreement" means the Severance and Non-Compete Agreement, which will reflect the discussions between the parties prior to the date hereof, to be entered into between SQL and Paul de Gruyter.

        1.44"SQL" means SQL Group, B.V., a corporation organized and existing under the laws of The Netherlands, together with any predecessor corporation of SQL, if any.

        1.45"SQL Capital Stock" means all of the outstanding shares of capital stock of SQL, except those shares of common stock held by SQL as treasury shares as scheduled in Annex 4.6(a) of the Disclosure Letter.

        1.46"SQL Expenses" means all fees and expenses, incurred by SQL and all fees and expenses of the SQL Stockholders in connection with the preparation for and consummation of the transactions contemplated by this Agreement and the other documents or instruments referenced in this Agreement, including, without limitation, all attorneys', accountants', investment banking and other professional fees and expenses and brokers' or finders' fees and expenses (including those of Alex. Brown & Sons, Inc.) for persons engaged by SQL or the SQL Stockholders (or claiming to be so engaged), filing fees, copying expenses, travel expenses (if any) and other out-of-pocket costs related to the Transaction. The term "SQL Expenses" shall exclude (i) the actual and reasonable attorney's fees incurred by SQL in connection with the negotiation of this Agreement on its behalf to the extent of 20% thereof up to a maximum amount of NLG 50,000 and (ii) the actual and reasonable fees of Deloitte & Touche incurred in connection with the review contemplated by Section 6.10.

        1.47"SQL Stockholders' Representative" shall have the meaning ascribed to such term in Section 11.1 hereof.

        1.48"Stock Consideration" means 751,381 shares of Datastream Common Stock, the aggregate number of shares of Datastream Common Stock to be delivered by Datastream at the Effective Time. Subject to Section 6.13 hereof, the certificates evidencing the shares of Datastream Common Stock constituting the Stock Consideration shall bear the Regulation S Legend and the certificates evidencing the Escrow Shares may also bear a legend referencing this Agreement and the Escrow Agreement.

        1.49"Stock Price" means the average of the high and low bid and ask prices of Datastream Common Stock on the Nasdaq/NMS (or other principal stock market on which the Datastream Common Stock is, as of the date of such determination, then traded) on any particular date, as such prices are reported by the Wall Street Journal.

        1.50"Subsidiary," with respect to any entity, means another entity the majority of the outstanding equity interests of which are owned by the first entity, together with any predecessor corporation of such majority-owned entity, if any.

        1.51"Tax or Taxes"  means,  with  respect to any entity,  all  corporate
("VpB") income taxes (including any tax on or based upon net income, gross income, income as specially defined, earnings, profits, or selected items of income, earnings, or profits) and all sales, use, transfer, franchise, license, withholding, social security and payroll, employment, severance, occupation, pension premium, V.U.T., property or alternative or add-on minimum taxes, customs duties, or other taxes, fees, assessments or charges of any kind whatsoever, together with any interest and any penalties, additions to tax, or additional amounts imposed by any taxing authority (domestic or foreign) on such entity, whether disputed or not.

        1.52"Total Consideration" means US $ 34.0 million, the ascribed value of the Transaction, paid in cash and Datastream Common Stock as set forth herein.

        1.53 "Transaction Consideration" means the Cash Consideration and the Stock Consideration payable by Datastream. As used herein, the term "Transaction Consideration" is expressed on a per share basis; provided that the payment or delivery of the Transaction Consideration shall be in the proportions set forth on Schedule 2.2.

        1.54 "Transaction Documents" means this Agreement, the Escrow Agreement, the Notarial Deed, the Registration Rights Agreement, the Service Agreements and the Severance and Non-Compete Agreement.

                                   ARTICLE II
                                 SHARE PURCHASE

        2.1 Performance of Agreement. Prior to the date hereof, the parties hereto shall take all actions necessary in accordance with applicable corporate law and their respective Certificate of Incorporation and Bylaws or Articles of Association to approve this Agreement and the transactions contemplated hereby and to cause the Transaction to be consummated, including, without limitation, convening meetings of the stockholders of the respective parties to consider and vote upon the approval of the Transaction if such stockholder approval is required (or obtaining the written consent of the stockholders in lieu of a meeting if permitted under applicable law).

        2.2 Sale and Purchase of SQL Capital Stock. Each of the SQL Stockholders hereby sells all of the right, title and interest in and to the SQL Capital Stock owned by each of them and Datastream hereby purchases all of such right, title and interest in such shares of SQL Capital Stock, subject to the terms and conditions hereof. Each outstanding share of SQL Capital Stock sold and purchased shall be transferred to Datastream, free and clear of any Liens, and the Transaction shall be deemed effective, at the Effective Time by execution of a Notarial Deed substantially in the form of Exhibit B attached hereto, in consideration for Datastream's payment and delivery of the Transaction Consideration in respect of each such share. At Closing, in exchange for the SQL Capital Stock transferred to Datastream by each SQL Stockholder, and for the options held by the Optionholders transferred to Datastream at Closing by Marconi Stichting acting on behalf of the Optionholders, Datastream shall, with respect to each of the SQL Stockholders (with Marconi Stichting acting for itself and also on behalf of the Optionholders), in the proportions set forth on
Schedule 2.2, (i) deliver certificates representing the number of shares of Datastream Common Stock equal to the aggregate Stock Consideration (less the Escrow Shares) due to the SQL Stockholders (with Marconi Stichting acting for itself and also on behalf of the Optionholders), (ii) effect a wire transfer to an account of the SQL Stockholders' Representative for the benefit of the SQL Stockholders (with Marconi Stichting acting for itself and also on behalf of the Optionholders) in an amount equal to the aggregate Cash Consideration due to them, and (iii) deliver certificates representing the Escrow Shares to the Escrow Agent. At Closing, Datastream may deduct from the aggregate Cash Consideration due to each SQL Stockholder, such SQL Stockholder's pro rata portion of the reimbursement obligation of the SQL Stockholders set forth in
Section 6.5 hereof as agreed on or prior to Closing. Schedule 2.2 shall be delivered to Datastream by the SQL Stockholders at Closing and shall identify the proportionate share of the Total Consideration and, for purposes of Article IX hereof, the proportionate share of the SQL Stockholders' indemnification obligations, it being agreed that Marconi Stichting's share of the SQL Stockholders' indemnification obligations shall be shared by the other SQL Stockholders and that such proportionate shares shall total to 100%.

        2.3 Board Resignations. The SQL Stockholders shall cause all of the members of the SQL Supervisory Board and its Management Board to resign, effective as of the Effective Time..

                                   ARTICLE III
                                   THE CLOSING

        3.1 Location, Time, Etc. The Closing shall be held at the offices of Trenite Van Doorne, Amsterdam, The Netherlands, on the Closing Date commencing at 10:00 a.m. local time, or at such other time and place as the parties hereto may agree in writing. All of the actions and transactions necessary to effect the Closing, as described in Article VII hereof, shall be deemed to have occurred, and all agreements, documents and other instruments shall be deemed to have been executed and delivered, simultaneously at the Closing. No action, transaction or execution and delivery of any agreement, document or other instrument or payment or issuance of shares shall be considered to have been made or effected until all the actions shall have been taken at the Closing, and the Closing shall have been completed.


                                   ARTICLE IV
                        REPRESENTATIONS AND WARRANTIES OF
                              THE SQL STOCKHOLDERS

        Each of the SQL Stockholders, severally and not jointly, hereby represents and warrants to Datastream as follows:

        4.1 Authorization, Etc. Such SQL Stockholder has the power, authority and capacity to enter into this Agreement and each other Transaction Document to which it is a party and to carry out the transactions contemplated hereby and thereby, and, assuming due execution and delivery of this Agreement and such other agreements by the other parties hereto and thereto, this Agreement and each other Transaction Document constitutes a valid and binding agreement of such SQL Stockholder, enforceable against such SQL Stockholder in accordance with its terms. Such SQL Stockholder has irrevocably waived any preemptive rights or other rights of first refusal applicable to the Transaction under Dutch corporate law or SQL's Articles of Association.

        4.2 No Consent Required. No consent, approval, order or authorization of, or registration, declaration or filing with any Governmental Authority on the part of such SQL Stockholder is required in connection with its execution or delivery of or performance under this Agreement or any other Transaction Document or the consummation of the Transaction.

        4.3 Litigation Relating to the Agreement. Such SQL Stockholder is not a party to, or subject to any judgement, decree or order entered in any lawsuit or proceeding brought by any Governmental Agency or other party seeking to prevent the execution of this Agreement or any other Transaction Document or the consummation of the Transaction.

        4.4 Other Claims. Such SQL Stockholder does not have and shall not have any claim or cause of action whatsoever (including, without limitation, any claim under any employment, management, consulting or service agreement) against SQL or any of its Subsidiaries arising out of or in any way connected with any occurrence or state of facts in existence prior to the Effective Time.

        4.5 U.S. Status. Such SQL Stockholder is not a "U.S. person" as such term is defined in Section 902 of Regulation S. Such SQL Stockholder acknowledges that he, she or it has received and reviewed copies of Datastream's SEC Documents; provided, however, that such review has been made solely in connection with such SQL Stockholder's evaluation of the Transaction, and without verifying, representing or warranting as to the accuracy, or conformity with the Exchange Act or the rules and regulations promulgated by the SEC thereunder, of such documents.

        4.6 Capitalization.

            (a) The authorized, issued and outstanding common and preferred stock of SQL and each of its Subsidiaries, including without limitation all options, warrants or convertible securities to purchase any such capital stock, is as set forth in the Disclosure Letter. Each SQL Stockholder owns all of the issued and outstanding shares of SQL Capital Stock (including all rights attached thereto or associated therewith) as set forth opposite such SQL Stockholder's name in the Disclosure Letter and has legal and valid title to such shares of SQL Capital Stock, free and clear of all Liens. At the Effective Time, (i) no dividends or rights to receive dividends shall have accrued to the holders of the common stock or the preferred stock of SQL that have not been paid in full by SQL or otherwise extinguished, (ii) no options, warrants, rights or other forms of securities exercisable for or convertible or exchangeable into any equity interests of SQL shall be outstanding and (iii) the shares of SQL Capital Stock transferred by Notarial Deed pursuant to Article II hereof will represent all of the issued and outstanding equity capital of SQL (excluding any shares of common stock of SQL held by SQL as treasury shares) at such time. Except as set forth the Disclosure Letter, none of the securities listed therein are subject to any Lien. The register of stockholders of SQL and each of its Subsidiaries contains complete, true and accurate records of SQL and each of such respective Subsidiaries and sets forth such information regarding the stockholders of such entities as is necessary under applicable law.

            (b) The issued and outstanding shares of capital stock described in the Disclosure Letter have been duly authorized and validly issued, are fully paid (i.e., there are no liabilities associated with such shares) and, except for such rights of first refusal, preemptive, preferential or similar rights set forth the Disclosure Letter or existing under Dutch law (all of which have been waived), are not entitled or subject to any preemptive, preferential or similar rights. Except as set forth in the Disclosure Letter, (i) SQL owns, directly or indirectly through one or more Subsidiaries, all of the issued and outstanding capital stock of each such Subsidiary, free and clear of any Lien, and (ii) SQL has no other Subsidiaries and owns, neither directly nor indirectly through one or more Subsidiaries, no other capital stock or equity interests, or securities exercisable or exchangeable for or convertible into capital stock or any other equity interest, in any other corporation, partnership, joint venture, association, trust or other business organization.

        4.7 Corporate Organization.

            (a) SQL has been duly incorporated and is validly existing and duly registered under the laws of The Netherlands, with full corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted, and is operating in accordance with its Articles of Association. SQL is duly registered and qualified to do business as a corporation under the foreign corporation law of each jurisdiction where such registration or qualification is required, except where the failure to so register or qualify would not have a Material Adverse Effect on SQL; and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such registration or qualification.

            (b) Each Subsidiary of SQL has been duly incorporated and is validly existing and duly registered under the laws of its jurisdiction of incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct business as presently conducted, and is operating in accordance with its Articles of Association. Each such Subsidiary of SQL is duly registered and qualified to do business as a corporation under the foreign corporation law of each jurisdiction where such registration or qualification is required, except where the failure to so register or qualify would not have a Material Adverse Effect on SQL; and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such registration or qualification.

        4.8 Authority. SQL has all requisite corporate power and authority to enter into this Agreement and each other Transaction Document and to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and each other Transaction Document by SQL and the consummation by SQL of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of SQL. This Agreement and each other Transaction Document has been duly executed and delivered by SQL and, assuming due execution and delivery of this Agreement and such other agreements by the other parties hereto and thereto, this Agreement and each other Transaction Document constitutes a valid and binding agreement of SQL enforceable in accordance with its terms.

        4.9 Noncontravention. The execution, delivery and performance of this Agreement and each other Transaction Document to which SQL is a party by SQL, and the consummation of the transactions contemplated hereby and thereby and SQL's compliance with the provisions hereof and thereof will not:

            (a) conflict  with,  result in a violation of, result in a breach of or cause a default under (with or without notice or lapse of time, or both), or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in, or require the consent or approval of any party to, or result in the creation of any Lien upon any of the properties or assets of SQL or any Subsidiary of SQL under any term, condition or provision of, any loan or credit agreement, note, bond, indenture, lease or other agreement, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to SQL or any Subsidiary of SQL or any of its properties or assets, other than any such conflicts, violations, defaults, losses or Liens which, individually or in the aggregate, would not have a Material Adverse Effect on SQL;

            (b) violate any provision of the Articles of Association of SQL; or

            (c) require the consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority to be obtained by SQL or any Subsidiary of SQL in connection with the execution and delivery of this Agreement or any other Transaction Document or the consummation of the transactions contemplated hereby and thereby.

        4.10Litigation. There are no legal, governmental or arbitration proceedings pending or, to the knowledge of SQL, threatened against SQL or any Subsidiary of SQL, or to which SQL or any Subsidiary of SQL or any property owned or leased by SQL or any Subsidiary of SQL is subject, that would reasonably be expected to have a Material Adverse Effect on SQL.

        4.11Bankruptcy or Liquidation Proceedings. There are no bankruptcy or liquidation proceedings pending against SQL or any Subsidiary of SQL or, to the knowledge of SQL, threatened against SQL or any Subsidiary of SQL. Neither SQL nor any of its subsidiaries has incurred any Liability as a managing director of any company subjected to bankruptcy proceedings or engaged in a suspension of payments.

        4.12Certain Contracts.

            (a) Except as set forth in the Disclosure Letter, neither SQL nor any of its Subsidiaries is a party to any material written or oral:

            (i) Joint venture contract, royalty arrangement or agreement which has involved or is reasonably expected to involve a sharing of profits with any third party;

            (ii) Indenture, mortgage, promissory note, loan agreement, guarantee or other agreement, arrangement or commitment for the borrowing of money, a line of credit or a leasing transaction of a type required to be capitalized in accordance with Dutch accounting standards;

            (iii)   Indenture,   mortgage,   promissory  note,  loan  agreement,
guarantee or other agreement, arrangement or commitment for the borrowing of money or line of credit from or to SQL or any of its Subsidiaries to which any SQL Stockholder (or any Affiliate of any SQL Stockholder) is a party;

            (aa) Except as set forth in the Disclosure Letter, neither SQL nor any of its Subsidiaries is a party to any written or oral:

            (i) Lease or other agreement under which SQL (or any Subsidiary of SQL) is lessor of, lessee of, or holds or operates any items of tangible personal property or real property owned by any third party, which individual item involves payments by SQL (or any Subsidiary of SQL) in an amount in excess of $50,000 per annum;

            (ii)   Agreement,   license,   franchise,   permit,   indenture   or
authorization which individual item involves payment by SQL (or any subsidiary of SQL) in an amount in excess of $50,000 per annum;

            (iii)   Agreement,   license,   franchise,   permit,   indenture  or
authorization, which individual item involves payment to SQL (or any Subsidiary of SQL) in an amount in excess of $250,000 per annum; or

            (iv) Agreement that restricts SQL (or any Subsidiary of SQL) from engaging in any aspect of its business or competing in any line of business in any geographic area.

            (b) Except as set forth in Disclosure Letter, there are no distribution contracts (including, without limitation, all OEM and end-user contracts) to which SQL or any of its Subsidiaries is a party which grant any exclusive right of any kind to any party.

            (c) Except as set forth in the Disclosure Letter, all software development agreements under which SQL or any Subsidiary of SQL is or was a recipient of the software development efforts of any third party provide, for the assignment to SQL or such Subsidiary of title to any technology, development work or other products developed by any other party for SQL or any Subsidiary of SQL. Except as set forth in such Disclosure Letter, none of such agreements permits any other party to retain or own, or grant to any other party, any right to any technology, development work or other product developed by such party thereunder or owned by SQL or any Subsidiary of SQL or of which SQL or such Subsidiary is a recipient.

            (d) Except as set forth in the Disclosure Letter, SQL has not granted any source code licenses or established any source code escrow arrangements. None of such source code licenses or source code escrow agreements authorize any party thereto other than SQL or one of its Subsidiaries to resell or otherwise exploit such source code commercially or to further develop such source code in order to resell or otherwise exploit it commercially.

            (e) Neither SQL nor any of its Subsidiaries nor, to its knowledge, any other party is in default under any agreement set forth on any section of the Disclosure Letter pursuant to this Section 4.12, nor under any other agreement to which SQL or any Subsidiary of SQL is a party, if such default would reasonably be expected to have a Material Adverse Effect on SQL.

        4.13Financial Statements. The Financial Statements present fairly the consolidated financial position and results of operations of SQL at the respective dates or for the respective periods covered thereby, and the Financial Statements have been prepared in accordance with generally accepted Dutch accounting principles consistently applied throughout the periods involved. Except as set forth in the Financial Statements, including the notes thereto, as of the respective dates thereof, or in the Disclosure Letter, neither SQL nor any of its Subsidiaries has any other Material liability. All reserves established by SQL in the Financial Statements are adequate for all known liabilities and reasonably anticipated losses.

        4.14Absence of Other Liabilities. Since September 30, 1996, SQL has not incurred any Liabilities that would reasonably be expected to have a Material Adverse Effect on SQL. Except as set forth in the Disclosure Letter, neither SQL nor any of its Subsidiaries is delinquent in the payment of principal or interest on any outstanding debt or other obligation.

        4.15Property. Except as set forth in the Disclosure Letter, neither SQL nor any of its Subsidiaries owns any material real property. SQL has full legal title ("onbezwaarde volledige eigendom") to all properties and assets reflected as owned by it in the Interim Statements, free and clear of any Lien except those which are described in the Interim Statements, or that are not Material to SQL and which do not interfere in any Material respect with the use or proposed use of the property or the conduct of the business of SQL; all the property (real and personal) held or used by SQL under leases, franchises, licenses or other agreements is held by it under valid, subsisting, binding and enforceable leases, franchises, licenses or other agreements, except those that are not Material to SQL and which do not interfere in any Material respect with the use of the property or the conduct of the business of SQL.

        4.16Permits. SQL and each of its Subsidiaries has obtained and holds, and is in compliance with, all permits, licenses, franchises, approvals, consents and authorisations of all Governmental Authorities required under all laws, rules and regulations in connection with their business (hereinafter "permit" or "permits") as are necessary to own its properties and assets, and to conduct its business in the manner currently being conducted, except for such permits, the absence of which would not, individually or in the aggregate, have a Material Adverse Effect on SQL; and SQL and each of its Subsidiaries has fulfilled and performed all of its obligations with respect to each such permit and no event has occurred which could reasonably be expected to result in, or after notice or lapse of time would reasonably be expected to result in, violation, revocation or termination of any such permit or result in any other impairment of the right of the holder of any permit.

        4.17No Illegal Acts. SQL and each of its Subsidiaries is presently in material compliance with all laws, orders, rules and regulations applicable to, required of or binding upon it or its business, and neither SQL nor any of its Subsidiaries has received any notice from any Governmental Authority with respect to any failure or alleged failure of SQL or any of its Subsidiaries to comply with any such law, order, rule or regulation, nor, to SQL's knowledge, are any such notices proposed or threatened. SQL and the SQL Stockholders have duly observed all merger control regulations (SER fusiegedragsregels) in connection with the Transaction.

        4.18Prior Issuances. All offers and sales of the capital stock of SQL and each of its Subsidiaries prior to the date hereof and all cash payments or distributions of the capital stock of SQL as dividends were made in compliance with the corporate and securities laws of The Netherlands and all other applicable laws and regulations, and were not made in contravention of any pre-emptive or other rights of first refusal under Dutch or other applicable law or such entity's Articles of Association.

        4.19Tax Returns.

            (a) All applicable tax returns and reports which have been required to be filed by or on behalf of SQL (or any of its Subsidiaries) with respect to all periods ended prior to the date of this Agreement have been filed (or are the subject of valid extensions) with the appropriate Governmental Authorities and all such tax returns and reports, as filed, are accurate and complete in all Material respects; all Taxes required to be shown on all such tax returns and reports or claimed to be due from or with respect to the business of SQL (or any of its Subsidiaries) have been paid or reflected as a liability on the Financial Statements for appropriate periods; all deficiencies asserted as a result of any tax audits have been paid or finally settled and no issue has been raised in any such audit which reasonably could be expected to result in a proposed deficiency for any other period not so audited; no set of facts exists or has existed which would constitute grounds for the assessment of any Tax liability with respect to any tax periods including periods which have not been audited by appropriate Governmental Authorities; and there are no outstanding agreements or waivers extending the statutory period of limitation applicable to any tax return or report for any period.

            (b) All amounts due and payable by SQL or any of its Subsidiaries through the Effective Time in respect of Taxes will have been paid or adequately reserved for in the financial accounts of such entity. No Taxes (in particular, no corporate income taxes) are or will be due resulting from (a breach of) a fiscal unity or similar tax structure of which SQL or any of its Subsidiaries is a part, as a result of this Agreement or the Transaction. No disputes exist or are to be expected with any Governmental Authority concerning the Tax position of SQL or any of its Subsidiaries. Neither SQL nor any of its Subsidiaries has made any distributions that are taxable or disposed or acquired any asset in such a manner that Taxes would be due. If SQL or any of its Subsidiaries has disposed of its assets for consideration equal to the book value of that asset as shown in or adopted for the purposes of its accounts, no liability for Taxes would reasonably be expected to arise by reference to any profit, nor would any relief or allowance previously claimed be liable to be withdrawn or subject to drawback.

            (c) The Financial Statements reflect certain amounts of net operating losses ("NOLs"). Under Dutch and German tax laws it is generally possible to set off future earnings against past (recognized) losses (in The Netherlands, there is an indefinite period of time for the setoff of losses sustained after 1986; in Germany, there is an indefinite period of time for the setoff of losses sustained after 1984). The applicable tax returns and reports which have been required to be filed by or on behalf of SQL and its Subsidiaries with respect to the periods in which these NOLs were sustained have been filed (or are the subject of valid extensions) with the appropriate Governmental Authorities and all such tax returns and reports, as filed, are accurate and complete in all Material respects. In this respect, it is noted that the tax returns for 1994 of SQL have been filed with the appropriate tax authorities, but have not yet been accepted or adopted by them.

        4.20Intellectual Property.

            (a) The products listed in the Disclosure Letter and the support and maintenance services provided for those products pursuant to license or distribution agreements are the only products (hardware, software, services and others) under development or manufactured, marketed, licensed, sold or otherwise distributed or intended for distribution by SQL or any of its Subsidiaries during the last five years (all such products shall be referred to hereinafter collectively as the "Products").

            (b) Set forth in the Disclosure Letter is a true, correct and complete list of all Intellectual Property of SQL or any of its Subsidiaries. There is no other Intellectual Property that is useful or necessary to SQL or its Subsidiaries in the development, manufacture, license, sale, distribution, purchase and use of the Products. Such list identifies (A) SQL (or a Subsidiary of SQL) as either the owner or licensee of each item of Intellectual Property;
(B) in the cases where SQL (or a Subsidiary of SQL) is a licensee, the licensor(s) and license agreements(s) for such item of Intellectual Property;
(C) as applicable, the Product to which such item of Intellectual Property relates; and (D) as applicable, the fee, royalty or other amount payable to any other party with respect to such item of Intellectual Property or Product.
Except as set forth on Schedule 4.20(b), each license granted to SQL (or a Subsidiary of SQL) is perpetual and irrevocable. To the extent SQL or any of its Subsidiaries claims to own such Products or Intellectual Property, SQL or such Subsidiary owns all right, title and interest in and to the Products and the Intellectual Property related thereto, free and clear of any Lien, including without limitation any exclusive right, however described, granted to parties other than SQL (or one of its Subsidiaries) with respect to the Products and other Intellectual Property. To the extent SQL or one of its Subsidiaries claims to be licensed to use such Products or Intellectual Property, SQL or such subsidiary has a valid and enforceable license for the purposes for which it uses such Products or Intellectual Property.

            (c) Neither SQL nor any Subsidiary of SQL (nor any Product developed, manufactured, licensed, sold or distributed by SQL or any Subsidiary of SQL) has infringed or made any unlawful use or received notice of any claimed infringement or unlawful use of, any trademark, trade name, patent, copyright, maskwork, trade secret or other proprietary right of any third party.

            (d) SQL and each of its Subsidiaries has taken all necessary measures to protect its rights in the Products and the Intellectual Property, and maintains all copyrights and other intellectual property rights necessary for marketing, licensing, selling or otherwise distributing the Products in the jurisdictions in which they have been distributed. Neither SQL nor any of its Subsidiaries has sent or otherwise communicated to any other person any notice, charge, claim or assertion of, or has any knowledge of, any present, impending or threatened infringement by such other person of any right relating to the Intellectual Property of SQL or any of its Subsidiaries.

            (e) SQL and each of its Subsidiaries has entered into agreements with each of its past and present independent contractor software developers pursuant to which such contractors have disclaimed any copyright or other intellectual property rights in the Products and the Intellectual Property, and have duly assigned to SQL or one of its Subsidiaries, as applicable, all such copyrights and other intellectual property rights. Neither SQL nor any of its Subsidiaries has received notice, orally or in writing, that any other Person claims any interest in any Products or Intellectual Property of SQL or any of its Subsidiaries, nor , to the best knowledge of SQL, does any such claim (or any valid basis for any such claim) exist, except the ownership and other rights claimed by licensors under valid and enforceable licenses.

        4.21Product Warranty and Liability.

            (a) Each Product has been developed, manufactured, sold, licensed and/or delivered in conformity with all applicable contractual commitments and with all express or implied warranties extended by SQL or any of its Subsidiaries in connection with such Product, except to the extent that the liability of SQL for non-conformity or for repair and replacement in the aggregate does not exceed any warranty reserves maintained in the Financial Statements.

            (b) SQL and its Subsidiaries have incurred no liability arising out of any injury to persons or property (and, to the best knowledge of SQL, there is no basis for any present or future claim, complaint, action, suit, proceeding, hearing, investigation, claim or demand against SQL or any of its Subsidiaries arising out of any such injury) as a result of the use of the Products.

        4.22Pension Matters.

            (a) Except as set forth in the Disclosure Letter, neither SQL nor any of its Subsidiaries is a party to or makes or is required to make contributions to any pension, profit sharing, retirement, deferred compensation, bonus, severance, medical or life insurance or other employee (or ex-employee) welfare or benefit plans, agreements or arrangements maintained for the benefit of any of its employees or is required to make any payment of "back-service" contributions now or upon will be so required the termination of the employment, retirement, death of disability of its employees.

            (b) There are no actual, accrued or contingent pension liabilities or overdue back-service liabilities through the withholdings of SQL or any of its Subsidiaries or otherwise with respect to employees and ex-employees of SQL or any of its Subsidiaries other than as reserved for in the Financial Statements. All premiums paid by SQL or any of its Subsidiaries with respect to such pension liabilities have been fully paid and are current. Except as set forth in the Disclosure Letter, since the date of the most recent balance sheet included in the Financial Statements, neither SQL nor any of its Subsidiaries has made any pension undertaking with respect to employees who have been employed after that date.

            (c) All due contributions and expenses (including actuarial, trusteeship, consultancy, legal, audit and administrative expenses) in respect of any of the pension plans or arrangements maintained by SQL or any of its Subsidiaries have been paid. All contracts of insurance relating to such plans or arrangements are enforceable and sufficient to cover the accrued pension liabilities through to the date hereof, and there is no basis on which the insurers might reasonably be expected to avoid liability under them. Without limiting the foregoing, all lump sum and pension benefits payable in the event of the death of a stockholder of SQL who is also a director or employee of SQL or any of its Subsidiaries are fully insured, and all benefits that are in payment and that are paid up and all contingent benefits are fully secured with a reputable insurance company.

            (d) All of the above-described pension plans and arrangements of SQL and any of its Subsidiaries have at all times been operated in accordance with, and all of the employers participating in such plans or arrangements have observed and performed all of their obligations under, the requirements of, any applicable legislation. No claims have been made or threatened against SQL or any of its Subsidiaries or the administrators of such pension plans or arrangements or against any person whom SQL or any Subsidiary of SQL are or may be liable to indemnify or compensate, in respect of any act, event, omission or other matter arising out of or in connection with such pension plans or arrangements or any other retirement/death/disability benefits.

        4.23Internal Controls. SQL and each of its Subsidiaries maintains internal accounting controls sufficient to provide reasonable assurances that transactions are recorded as necessary to permit preparation of consolidated financial statements in conformity with generally accepted Dutch accounting principles. The account balances included in the September 30, 1996 Interim Statements of SQL in respect of receivables, liabilities and stockholders' equity were, as of such date, accurate and complete in all material respects.

        4.24Labor and Employment Matters.

            (a) The Disclosure Letter sets forth the names, date of commencement of employment or appointment to office and terms and conditions of employment of all directors, executives and consultants of SQL and each of its Subsidiaries whom SQL or such Subsidiary compensates in excess of NLG 200,000 a year. Except as set forth in the Disclosure Letter, no benefits in kind or other perquisites are payable to or are provided to any such director, executive or consultant.

            (b) The Disclosure Letter sets forth the principal terms and conditions of, including the termination dates and monthly rental amounts for, all leases pertaining to automobiles provided by SQL or any of its Subsidiaries as a benefit in kind to any of its directors, executives, consultants or employees.

            (c) All management or other agreements pursuant to which managerial services are provided to SQL or its Subsidiaries to which SQL or any Subsidiary of SQL is a party may be terminated by SQL or such Subsidiary upon not more than two months' notice and without payment of compensation or damages (other than any payment for unfair and/or wrongful dismissal). No such agreement is subject to requalification or recharacterization as an employment agreement as to which SQL or any such Subsidiary acted, or should have acted, as a withholding agent for tax purposes under the laws of The Netherlands.

            (d) Except with respect to the month in which this Agreement is entered into, there are no outstanding arrears of salary, wages, holiday pay, social security payments or other remuneration due to or payable for any director, executive, consultant or employee of SQL or any of its Subsidiaries.

            (e) Except as set forth in the Disclosure Letter, neither SQL nor any of its Subsidiaries is obligated contractually or otherwise to make any bonus, incentive or other similar payments to any of its directors, executives, consultants or employees or to increase the rate of remuneration of or improve any benefits in kind to any such Person.

            (f) Except as set forth in the Disclosure Letter, there are no schemes, agreements or plans in operation by or in relation to SQL or any of its Subsidiaries under which any of its directors, executives, consultants or employees is entitled to any shares of SQL Capital Stock (or any other equity interest in SQL or any of its Subsidiaries ), nor is SQL or any of its Subsidiaries obligated contractually or otherwise to pay any such Person a commission or remuneration of any kind calculated by reference in whole or in part to the turnover, profits or revenues of SQL or any of its Subsidiaries.

            (g) Within one year preceding the date hereof, neither SQL nor any of its Subsidiaries has terminated any person.

            (h) None of SQL or any of its Subsidiaries has a collective labor agreement or other agreement or arrangement (binding or otherwise) with any trade union, works council or other body representing its employees, nor is there any dispute pending or threatened with any such body. No works council has been appointed in respect of SQL or any of its Subsidiaries. Neither SQL nor any Subsidiaries has experienced any material slowdown, work interruption, work stoppage or strike by any of their employees, nor (to the knowledge of SQL and the SQL Stockholders) is any such action presently threatened or contemplated.

            (i) No past or present director, executive, employee or consultant has any claim against SQL or any of its Subsidiaries for loss of office, arising out of the termination of his office or employment (including any severance or redundancy payment) and there is no event that would reasonably be expected to give rise to any such claim. Neither SQL nor any of its Subsidiaries has incurred any liability for breach of any contract of service or for services, for redundancy payments, protective awards or for wrongful dismissal or unfair dismissal or for failure to comply with any order for the reinstatement or re-engagement of any employee or for any other liability accruing from the termination of any contract of employment or for services.

            (j) No gratuitous payment has been made or promised by SQL or any of its Subsidiaries in connection with the actual or proposed termination, suspension or variation of employment or engagement of any present or former director, executive, consultant or employee.

            (k) Neither SQL or any of its Subsidiaries is involved in any industrial or other dispute with any of its directors, executives, consultants or employees.

            (l) Except as set forth in the Disclosure Letter, neither SQL nor any of its Subsidiaries has made any loans to or entered into any Material credit transaction with any of its directors or executives or any Affiliate of any such director or executive.

            (m) No works council has been appointed for SQL or any of its Subsidiaries, nor is SQL or any of its Subsidiaries in breach of any legislation in relation to Works Councils.

        4.25Environmental Matters. SQL and each of its Subsidiaries has conducted its business in compliance with, and is presently in compliance with, all applicable Environmental Laws and has all necessary Environmental Permits. There are no claims or proceedings arising under Environmental Laws pending or threatened with respect to the ownership, use, condition or operation of the business of SQL or any of its Subsidiaries or any asset used in such business or any violation or alleged violation of any applicable Environmental Laws.

        4.26Fees and Expenses. Except for a fee to be paid by the SQL Stockholders upon consummation of the Transaction to Alex. Brown & Sons, Inc., SQL has not paid, nor is it obligated to pay any fee or commission to any broker, finder or financial intermediary in connection with the transactions contemplated by this Agreement.

                                    ARTICLE V
                         REPRESENTATIONS AND WARRANTIES
                                  OF DATASTREAM

        Datastream hereby represents and warrants to the SQL Stockholders as follows:

        5.1 Organization; Good Standing; Qualification and Power. Datastream is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Datastream and each of its Subsidiaries is duly registered and qualified to do business as a foreign corporation under the corporation law of each jurisdiction where such registration and qualification is required, except where the failure to so register or qualify would not have a Material Adverse Effect on Datastream, and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

        5.2 Authority. Datastream has all requisite corporate power and authority to enter into this Agreement and each other Transaction Document to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Datastream Common Stock and the filing of the notification and supporting documentation to Nasdaq/NMS described in Section 6.4), and the execution and delivery of this Agreement and each other Transaction Document to which it is a party by Datastream and the consummation by Datastream of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of Datastream. This Agreement and each other Transaction Document to which Datastream is a party has been duly executed and delivered by Datastream and, assuming due execution and delivery of this Agreement and such other agreements by the other parties hereto and thereto, this Agreement and each other Transaction Document to which Datastream is a party constitutes the valid and binding agreement of Datastream enforceable in accordance with its terms.

        5.3 Noncontravention. The execution, delivery and performance of this Agreement and each other Transaction Document to which Datastream is a party, the consummation of the transactions contemplated hereby and thereby, and compliance with the provisions hereof and thereof, will not:

            (a) conflict with, result in a violation of, result in a breach of or cause a default under (with or without notice or lapse of time, or both), or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in, or require the consent or approval of any party to, or result in the creation of any Lien upon any of the properties or assets of Datastream or any of its Subsidiaries under any term, condition or provision of, any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise, license, judgement, order, decree, statute, law, ordinance, rule or regulation applicable to Datastream or any of its Subsidiaries or their respective properties or assets, other than any such conflicts, violations, defaults, losses, and Liens which, individually or in the aggregate, would not have a Material Adverse Effect on Datastream.

            (b) violate any provision of the Certificate of Incorporation or Bylaws of Datastream; or

            (c) require the consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority to be obtained by Datastream in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby except for the filing with the SEC of such reports and information under the Exchange Act and the rules and regulations promulgated by the SEC thereunder as may be required in connection with this Agreement and the transactions contemplated hereby.

        5.4 SEC Documents. Each of the SEC Documents filed to date, when it was filed with the SEC, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and, as of their filing date, none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

        5.5 Capitalization. Datastream's authorized, issued and outstanding capital stock is, as of the respective dates thereof, as set forth in the SEC Documents. All of the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and are not entitled or subject to any preemptive, preferential or similar rights.

        5.6 No Calamities. Since the date of the most recent balance sheet included in the financial statements included in the SEC Documents, neither
Datastream nor any of its Subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court governmental action, order or decree.

        5.7 No Changes.  Since the  respective  date of the most recent  balance sheet included in the unaudited financial statements included in the SEC Documents, (i) neither Datastream nor any of its Subsidiaries has incurred any liabilities or obligations, direct or contingent, or entered into any transactions, not in the ordinary course of business, that are material to Datastream and its Subsidiaries taken as a whole, (ii) Datastream has not purchased any of its outstanding capital stock or declared, paid or otherwise made any dividend or distribution of any kind on its capital stock, (iii) there has not been any material change in the capital stock, long-term debt or short-term debt (other than changes effected in the ordinary course of business consistent with Datastream's past practice and in a manner permitted by the
DGCL) of Datastream or any of its Subsidiaries, and (iv) Datastream has not suffered any Material Adverse Effect.

        5.8 Stock Issuance. The shares of Datastream Common Stock to be issued as Stock Consideration have been duly authorized, and when issued and delivered against delivery of the certificates representing shares of SQL Capital Stock as provided herein, will be validly issued, fully paid and nonassessable; the certificates evidencing the shares of Datastream Common Stock to be issued as Stock Consideration will comply with all applicable requirements of the DGCL and the delivery of such certificates will pass valid title to such shares, free and clear of any Lien. Assuming the accuracy and completeness of the representations of the SQL Stockholders set forth in Section 4.5 hereof, the offer and sale of the shares of Datastream Common Stock to be issued as Stock Consideration will be issued in compliance with Regulation S.

        5.9 Financial Statements. The consolidated financial statements (including the related notes) of Datastream and its consolidated subsidiaries included in the SEC Documents were prepared in accordance with generally accepted U.S. accounting principles consistently applied throughout the periods involved and fairly present the financial position, results of operations and cash flows of Datastream and its Subsidiaries, on a consolidated basis, at the dates and for the periods presented.

        5.10Internal Controls. Datastream and each of its Subsidiaries maintains internal accounting controls which provide reasonable assurance that transactions are recorded as necessary to permit preparation of Datastream's consolidated financial statements in accordance with generally accepted U.S. accounting principles.

                                   ARTICLE VI
                       ADDITIONAL COVENANTS AND AGREEMENTS

        6.1 Conduct of Business by SQL Pending the Transaction. Except as otherwise contemplated hereby, after the date hereof and prior to the Effective Time or earlier termination of this Agreement, unless Datastream shall otherwise agree in writing or as otherwise expressly contemplated by this Agreement (it being agreed, however, that SQL shall be solely responsible for its operations), SQL and each of its Subsidiaries shall:

            (a) conduct its businesses in the ordinary and usual course of business and consistent with past practice;

            (b) not (i) amend or propose to amend its  Articles of  Association;
(ii) split, combine or reclassify its outstanding capital stock; or (iii) or declare, set aside or pay any dividend or distribution payable in cash, stock, property or otherwise;

            (c) not (i) authorize the issuance of, or issue, sell, grant, pledge or dispose of, or agree to issue, sell, grant, pledge or dispose of, any additional shares of, or any options, warrants or rights of any kind to acquire any shares of, its capital stock of any class or any debt or equity securities convertible into or exchangeable for such capital stock (except for the issuance of shares of SQL Capital Stock (x) upon the exercise of options, warrants, rights or other securities exercisable for or convertible into such shares and
(y) upon consummation of the transaction referred to in Section 7.3(g)); adopt any stock option plans or agreements with respect thereto; sell (including, without limitation, by sale-leaseback), pledge, dispose of or encumber any material assets or interests therein, other than in the ordinary course of business and consistent with past practice; (ii) redeem, purchase, acquire or offer to purchase or acquire any shares of its capital stock; or (iii) enter into any contract, agreement, commitment or arrangement with respect to any of the foregoing;

            (d) use its best efforts to preserve intact its business organizations and goodwill, keep available the services of its present executive officers and key employees, and preserve the goodwill and business relationships with suppliers, distributors, customers and others having business relationships with it;

            (e) confer on a regular and frequent basis with one or more representatives of Datastream to discuss material operational matters and the general status of ongoing operations;

            (f) promptly notify Datastream of any material changes in the business, properties, assets, condition (financial or other), results of operations or prospects of SQL or any of its Subsidiaries;

            (g) not acquire, or publicly propose to acquire, all or any substantial part of the business and properties or capital stock of any Person not a party to this Agreement, whether by merger, purchase of assets, tender offer or otherwise;

            (h) not initiate, solicit or materially encourage (nor shall any SQL Stockholder or any Affiliate of SQL or any SQL Stockholder initiate, solicit or encourage), and will direct and use its best efforts to cause any SQL Stockholder, officer, director, employee, investment banker, attorney, accountant or other agent employed or retained by SQL not to initiate, solicit or encourage, any proposal or offer to acquire all or any substantial part of the business and properties or capital stock of SQL, whether by merger, purchase of assets, tender offer or otherwise;

            (i) not enter into or materially amend any employment, severance, bonus, special pay arrangement with respect to termination of employment or other similar arrangements or agreements with any directors, executives or key employees;

            (j) other than in the ordinary course of business and consistent with past practice, not adopt, enter into or amend any bonus, profit sharing, compensation, stock option, pension, retirement, deferred compensation, health care, employment or other employee benefit plan, agreement, trust, fund or arrangement for the benefit or welfare of any employee or retiree, except as required to comply with changes in applicable law occurring after the date hereof;

            (k) other than in the ordinary course of business and consistent with past practice, not to make any payments to any Affiliate or waive, release or discharge any Affiliate from any indebtedness owed to SQL or any Subsidiary of SQL, including without limitation, the forgiveness of any account receivable from any such Affiliate;

            (l) other than in the ordinary course of business and consistent with past practice, not incur any indebtedness for borrowed money or guarantee any such indebtedness or issue or sell any debt securities or make any loans or advances; and

            (m) not agree in writing or otherwise to take any of the foregoing actions or any other action which would make any representation or warranty contained in Article IV untrue or incorrect in any material respect as of the Closing Date.

        Notwithstanding the foregoing covenants set forth in subsections (a) and
(d) above, Datastream recognizes and acknowledges that the announcement of the Transaction may cause certain of SQL and its Subsidiaries' customers, executive officers, key employees, suppliers, distributors and others having business relationships with SQL or any of its Subsidiaries to alter or seek to alter such relationships with SQL and its Subsidiaries. Datastream agrees that SQL shall not be required to obtain the prior written consent of Datastream to changes or proposed changes in such relationships initiated by parties other than SQL or its Subsidiaries primarily as a result of the announcement of the Transaction, although Datastream shall be entitled to receive prompt notice thereof.

        6.2 Access to Information.

            (a) SQL and its Subsidiaries shall afford to Datastream and its accountants, counsel, lenders and other representatives reasonable access during normal business hours and upon reasonable notice throughout the period prior to the Effective Time to all of its properties, books, contracts, commitments and records (including, but not limited to, tax returns) and, during such period, shall furnish promptly to Datastream all other information and documents concerning their respective businesses, properties and personnel as Datastream may reasonably request; provided that no investigation pursuant to this Section
6.2 or otherwise shall affect any representations or warranties made herein or the conditions to the obligations of the respective parties to consummate the Transaction. These access rights shall include a right on the part of Datastream to cause to be made, at its expense, such environmental audit or audits as it deems necessary to properly evaluate any Liability SQL may have under applicable Environmental Laws.

            (b) Datastream shall afford to the SQL Stockholders and their accountants, counsel and other representatives reasonable access during normal business hours and upon reasonable notice throughout the period prior to the Effective Time to all of its respective properties, books, contracts, commitments and records (including, but not limited to, tax returns) and, during such period, shall furnish promptly to SQL (i) a copy of each report, schedule, notice and other document filed or received by it pursuant to the requirements of federal or state securities laws or filed with or received by it from the SEC, or the Nasdaq/NMS and (ii) all other information and documents concerning its business, properties and personnel as SQL may reasonably request; provided that no investigation pursuant to this Section 6.2(b) or otherwise shall affect any representations or warranties made herein or the conditions to the obligations of the respective parties to consummate the Transaction.

        6.3 Filings with the SEC. As soon as practicable after the date hereof, Datastream shall promptly prepare and file and assist SQL and its respective officers and directors with the preparation and filing of filings required under the Exchange Act, the Securities Act or any other federal or state securities laws relating to the Transaction, including without limitation, Form 8-K, Forms 3, 4 and 5 under Section 16 of the Exchange Act and, if applicable, Schedule 13D.

        6.4 Nasdaq/NMS Listing. Datastream shall (i) notify Nasdaq/NMS, at or prior to the Effective Time, of the issuance of Datastream Common Stock to the SQL Stockholders in connection with the Transaction and request the listing of additional shares of Datastream Common Stock on Nasdaq/NMS, and (ii) furnish Nasdaq/NMS with all required and requested documentation in connection with the notice described in (i) above, including but not limited to, (x) copies of board and stockholder resolutions, as applicable, approving the issuance of the Datastream Common Stock and the listing of additional shares on Nasdaq/NMS and
(y) the required additional listing filing fee.

        6.5 Expenses. Whether or not the Transaction is consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses. If not paid prior to the Closing Date, the SQL Stockholders shall reimburse Datastream at Closing or as soon as practicable thereafter for all SQL expenses.

        6.6 Agreement to Cooperate. Subject to the terms and conditions herein provided, each of the parties hereto shall use all best efforts to take, or cause to be taken, all action to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, including using its best efforts to obtain all necessary or appropriate governmental and third-party waivers, consents and approvals, to effect all necessary registrations and filings to proceed with the Transaction as expeditiously as possible. Each party hereto agrees to allow the other to review each regulatory filing made by such party prior to the filing thereof during the term of this Agreement.

        6.7 Public Statements. The parties shall consult with each other prior to issuing any public announcement or statement with respect to this Agreement or the transactions contemplated hereby and shall not issue any such public announcement or statement prior to such consultation, except as may be required by law; provided, however, that Datastream shall not undertake or cause to be undertaken any "Directed Selling Efforts" as defined in Section 902(b) of Regulation S.

        6.8 Release. Each of the SQL Stockholders does hereby release and forever discharge SQL, its Subsidiaries, its respective officers and directors and each of the other SQL Stockholders from any and all claims, demands, actions, causes of actions, losses and expenses (including attorneys' fees and expenses) of any kind whatsoever, whether arising out of a contract or otherwise, that such SQL Stockholder has had, now has or may hereafter have against SQL, any Subsidiary of SQL and any successor to SQL and such Subsidiary or to their respective businesses, any of the officers and directors of SQL or any of its Subsidiaries (in his capacity as such) or any other SQL Stockholder (in his capacity as such); provided, that such release shall not relate, or be deemed to relate, to the obligations of SQL or any Subsidiary of SQL under any written agreement of employment or consulting or managerial services with any such SQL Stockholder or under any written financing agreement with any such SQL Stockholder, provided, further, that such agreements are identified in the Disclosure Letter.

        6.9 Amounts Payable By SQL Stockholders. Promptly upon request from Datastream, and in any event within 20 business days following the Closing Date, each SQL Stockholder who shall owe any indebtedness to SQL (or any Affiliate of SQL) or whose Affiliate shall owe any indebtedness to SQL (or any Affiliate of
SQL) shall repay any such amounts to SQL in full.

        6.10Nine-Month Review. As soon as practicable after the date hereof, Datastream's independent accountants, KPMG Peat Marwick ("KPMG"), shall review the Interim Statements of SQL based on practices and procedures consistent with those used by Deloitte & Touche in its most recent audit of the consolidated financial statements of SQL. Any proposed adjustments to the Interim Statements recommended by KPMG shall be reviewed by Deloitte & Touche, and agreed upon by KPMG and Deloitte & Touche. This review shall include a "valuation review" to assist Datastream in properly allocating the Total Consideration between tangible and intangible assets.

        6.11Resale Restrictions. Each SQL Stockholder agrees not to resell or cause the resale of the Datastream Common Stock received by such SQL Stockholder as Stock Consideration in the United States or to a "U.S. person" (as such term is defined in Regulation S) for a period of 40 days after the Closing.

        6.12Closing Matters. Datastream shall engage and instruct its counsel to prepare an opinion substantially in the form described in Section 7.2(b) hereof and SQL and the SQL Stockholders shall engage and instruct its counsel to prepare an opinion substantially in the form described in Section 7.3(b) hereof.

        6.13Removal of Regulation S Legend. Upon the expiration of the 40-day "restricted period" (as such term is defined in Regulation S) and upon the request of any SQL Stockholder, Datastream shall cause the Regulation S Legend to be removed from the certificates representing the shares of Datastream Common Stock to be issued as Stock Consideration, or issue replacement certificates, provided, however, that such Regulation S Legend shall be replaced as follows:
"The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be offered or sold absent registration or an applicable exemption from the registration requirements of the Securities Act."

        6.14Stockholders' Equity. The SQL Stockholders shall maintain the stockholders' equity of SQL and its Subsidiaries on a consolidated basis such that such stockholders' equity is, as of the Closing Date, not less than such amount reflected in the Interim Statements as of September 30, 1996; provided that (i) the stockholders' equity shall be calculated on a basis that is consistent with the preparation of the Interim Statements and in accordance with generally accepted Dutch accounting standards, (ii) the calculation shall not take into account restructuring costs, and (iii) the calculation shall be subject to the mutual approval of KPMG and Deloitte & Touche.

                                   ARTICLE VII
                               CLOSING CONDITIONS

        7.1   Conditions  to  Each  Party's   Obligations   to  Consummate   the
Transaction. The respective obligations of each party to consummate the Transaction shall be subject to the fulfilment at or prior to the Effective Time of the following conditions precedent:

            (a)  The  shares  of  Datastream   Common  Stock   issuable  in  the
Transaction shall be listed on the Nasdaq/NMS upon their issuance provided that Datastream shall have complied with Section 6.4 hereof in connection therewith;

            (b) No preliminary or permanent injunction or other order or decree by any court of competent jurisdiction that prevents the consummation of the Transaction (other than any preliminary or permanent injunction, order or decree issued at the request of a party hereto, which injunction, order or decree shall not then be utilized as a condition to such party's obligation to consummate the Transaction) shall have been issued and remain in effect (each party agreeing to use all best efforts to have any such injunction, order or decree lifted).

        7.2 Conditions to Obligation of SQL and the SQL Stockholders to Consummate the Transaction. The obligation of SQL and the SQL Stockholders to consummate the Transaction shall be subject to the fulfilment at or prior to the Effective Time of the following additional conditions precedent:

            (a) Datastream shall have performed in all material respects its obligations contained in this Agreement required to be performed at or prior to the Effective Time;

            (b) SQL and the SQL Stockholders shall have received an opinion from counsel to Datastream, reasonably satisfactory to SQL, dated as of the Closing Date, in form and scope customary for transactions of this type. Such opinion shall address, the authority of Datastream to enter into each of the Transaction Documents to which it is a party and consummate the Transaction, the enforceability of each of the Transaction Documents to which it is a party against Datastream, the non-contravention of Datastream's execution, delivery and performance of each of the Transaction Documents to which it is a party in terms of its Certificate of Incorporation, Bylaws and other specifically identified agreements, the absence of any requirement that governmental or third party consents not yet obtained be obtained prior to consummation of the Transaction and that the shares of Datastream Common Stock being issued in connection with the Transaction are not required to be registered under the Securities Act and are being offered pursuant to an exemption from registration under Regulation S;

            (c) Since the date hereof, in the course of their continuing due diligence investigation pursuant to Section 6.2(b), the SQL Stockholders shall not have discovered any material inaccuracy or incompleteness in the representations and warranties made by Datastream in Article V hereof, which material inaccuracy or incompleteness is caused by gross misrepresentation or fraud on the part of Datastream or reflects illegal business activity on the part of Datastream or any of its Subsidiaries; and

            (d) Datastream and each of the SQL Stockholders shall have entered into a Registration Rights Agreement substantially in the form of Exhibit C hereto.

        7.3 Conditions to Obligation of Datastream to Consummate the Transaction. The obligation of Datastream to consummate the Transaction shall be subject to the fulfilment at or prior to the Effective Time of the following additional conditions precedent:

            (a)  SQL  shall  have   performed  in  all  material   respects  its
obligations contained in this Agreement required to be performed at or prior to the Effective Time;

            (b) Datastream shall have received an opinion from counsel to SQL and the SQL Stockholders, reasonably satisfactory to Datastream, dated as of the Closing Date, in form and scope customary for transactions of this type. Such opinion shall address the authority of SQL and the SQL Stockholders to enter into each of the Transaction Documents to which it is a party and consummate the Transaction, the enforceability of each of the Transaction Documents to which it is a party against SQL and the SQL Stockholders, the binding nature of the Transaction Documents as against the spouse of any SQL Stockholder who is a natural person, the non-contravention of such parties' execution, delivery and performance of each of the Transaction Documents to which it is a party in terms of the Articles of Association and other specifically identified agreements (so-called "finance" agreements only) of SQL or any SQL Stockholder, the absence of any requirement that any governmental or third party consents not yet obtained be obtained prior to consummation of the Transaction, the valid transfer of the shares of SQL Capital Stock at the Effective Time free and clear of any Liens and the absence of any other outstanding equity interests in SQL or warrants, rights or options to purchase the same other than those shares of SQL Capital Stock transferred at the Effective Time;

            (c) Each of Peter A.G. Huisman and Vincent Mom shall have executed and delivered Service Agreements to Datastream;

            (d) Paul de Gruyter shall have executed and delivered the Severance and Non-Compete Agreement to Datastream;

            (e) Each of the SQL Stockholders shall have executed and delivered the Escrow Agreement and deposited the Escrow Shares in the escrow fund created thereby;

            (f) Since the date hereof, in the course of its continuing due diligence investigation pursuant to Section 6.2(a) hereof, Datastream shall not have discovered any material inaccuracy or incompleteness in the representations and warranties made by the SQL Stockholders in Article IV hereof, which material inaccuracy or incompleteness is caused by gross misrepresentation or fraud on the part of the SQL Stockholders or reflects illegal business activity on the part of SQL or any of its Subsidiaries;

            (g) After September 30, 1996, SQL shall have taken into equity an amount equal to U.S. $1.447 million of additional capital;

            (h) No options, warrants or other securities exercisable for or convertible or exchangeable into capital stock or other equity interests of SQL of any kind or nature whatsoever shall be outstanding; the shares of SQL Capital Stock transferred to Datastream shall constitute all of the outstanding equity interests (including without limitation any option, warrant, right to acquire or right of conversion with respect to any such equity interests) in SQL; and all shares of preferred stock of SQL shall have been converted into shares of common stock of SQL; and

            (i) SQL and each of its Subsidiaries shall have made all payments of principal and interest on any outstanding debt or other obligation that is due or to be paid on or before December 31, 1996 or such payments shall have been extended.

                                  ARTICLE VIII
                                   TERMINATION

        8.1 Termination. This Agreement may be terminated and the Transaction contemplated hereby may be abandoned (and the purchase and sale of the shares of SQL Capital Stock effected by virtue of Section 2.2(a) hereof annulled without being given any effect whatsoever) at any time prior to the Effective Time, whether before or after approval by the stockholders of any of the parties hereto, if any such approval is required:

            (a)   by mutual consent of Datastream and SQL;

            (b) by either Datastream or SQL if (i) the Transaction shall not have been consummated on or before January 31, 1997 (the "Termination Date") (it being acknowledged that each party is obligated to cooperate in accordance with
Section  6.6  hereof)  or  (ii)  any  court  of  competent  jurisdiction  in The
Netherlands, the United States or any State shall have issued an order, judgement or decree (other than a temporary restraining order) restraining, enjoining or otherwise prohibiting the Transaction, provided that the right to terminate this Agreement under this Section 8.1(b) shall not be available to any party whose failure to fulfil any obligation under this Agreement has been the cause of, or resulted in, the failure of the Effective Time to occur on or before such date;

            (c) by Datastream if there has been a failure of any of the conditions set forth in Section 7.3 hereof (or any of such conditions has been rendered impossible to perform prior to the Closing Date); or

            (d) by the SQL Stockholders if there has been a failure of any of the conditions set forth in Section 7.2 hereof (or any of such conditions has been rendered impossible to perform prior to the Closing Date).

        8.2 Effect of Termination. In the event of termination of this Agreement by either Datastream or SQL, as provided in Section 8.1, this Agreement shall forthwith become void and, without limiting the generality of the foregoing, the sale and purchase contemplated by Section 2.2(a) hereof shall be annulled without being given any effect whatsoever. Nothing in this Section 8.2 shall relieve any party from liability for any breach of this Agreement occurring prior to such termination or giving rise to such termination.

                                   ARTICLE IX
                         SURVIVAL OF REPRESENTATIONS AND
                         WARRANTIES AND INDEMNIFICATION

        9.1 Survival of Representations and Warranties.

            (a) All representations, warranties, agreements, covenants and obligations made or undertaken by SQL or any of the SQL Stockholders in this Agreement shall survive the Closing hereunder and shall not merge in the performance of any obligation by any party hereto. Each of SQL and the SQL Stockholders acknowledge and agree that prior to the Effective Time, Datastream intends to perform such investigation of SQL as it may deem necessary or appropriate; however, no investigation by Datastream either before or after the Effective Time will diminish or obviate any of the representations, warranties, covenants or agreements made or to be performed by SQL or the SQL Stockholders pursuant to this Agreement, and all other agreements referred to herein, or Datastream's right to rely upon such representations, warranties, covenants and agreements.

            (b) All representations, warranties, agreements, covenants and obligations made or undertaken by Datastream in this Agreement shall survive the Closing hereunder and shall not merge in the performance of any obligation by any party hereto. Datastream acknowledges and agrees that prior to the Effective Time, the SQL Stockholders intend to perform such investigation of Datastream as they each deem necessary or appropriate; however, no investigation by the SQL Stockholders either before or after the Effective Time will diminish or obviate any of the representations, warranties, covenants or agreements made or to be performed by Datastream pursuant to this Agreement and all other agreements referred to herein, or the SQL Stockholders' right to rely upon such representations, warranties, covenants and agreements.

        9.2 Obligation of SQL Stockholders to Indemnify. Subject to the limitations of Section 9.5, each of the SQL Stockholders (exclusive of Marconi Stichting), severally and proportionately in the proportions set forth on
Schedule 2.2, agrees to indemnify and hold Datastream harmless from and against all Liabilities asserted against, imposed upon or incurred by Datastream by reason of or resulting from (a) a breach of any representation or warranty of any SQL Stockholder contained in Article IV hereof, or (b) a breach of any covenant or agreement of SQL or any SQL Stockholder contained in or made pursuant to this Agreement (and not, in either such case, the subject of a specifically disclosed exception set forth in the Disclosure Letter).

        9.3 Obligations of Datastream to Indemnify. Subject to the limitations of Section 9.5, Datastream agrees to indemnify and hold the SQL Stockholders harmless from and against all Liabilities asserted against, imposed upon or incurred by the SQL Stockholders by reason of or resulting from (a) a breach of any representation or warranty of Datastream contained in or made pursuant to this Agreement, or (b) a breach of any covenant or agreement of Datastream contained in or made pursuant to this Agreement.

        9.4 Conditions of Indemnification with Respect to Third Party Claims. Each party indemnified (the "Indemnified Party") under the provisions of Section
9.2 or 9.3 hereof, upon receipt of written notice of any claim or the service of a summons, or other initial legal process upon it in any action instituted against it, in respect of which indemnity may be sought on account of any indemnity agreement contained in Section 9.2 or 9.3 hereof, shall promptly give notice of such claim or the commencement of such action, or threat thereof, to each other party ("Indemnifying Party") from whom indemnity shall be sought hereunder. Each Indemnifying Party shall be entitled at its own expense to participate in the defense of such claim or action, or, if it shall so elect, to assume (in conjunction with any other indemnifying party) the defense of such claim or action, in which case the defense shall be conducted by counsel reasonably acceptable to the Indemnified Party, and such Indemnified Party shall bear the fees and expenses of any additional counsel retained by it; but if the Indemnifying Party shall elect not to assume the defense of such claim or action, the Indemnifying Party shall reimburse each Indemnified Party for the reasonable fees and expenses of any counsel retained by it. Notwithstanding the above, should any Indemnified Party reasonably conclude that there may be defenses available to it that are different from or additional to those available to the Indemnifying Party, the Indemnifying Party shall have the right to direct the defense of such action on behalf of the Indemnified Party, but only after consultation with the Indemnified Party. The Indemnifying Party shall also have the right to settle or compromise any such claim but only if it shall first obtain the written consent of the Indemnified Party, which consent shall not be unreasonably withheld. The terms "Indemnified Party" and "Indemnifying Party," as used herein shall, in appropriate circumstances, be deemed to mean Datastream, on the one hand, and the SQL Stockholders (collectively and as represented by the SQL Stockholders' Representative), on the other hand.

        9.5 Limitations on Liability.

            (a) The Indemnifying Parties shall not be required to indemnify the Indemnified Party unless the amount of any Claim, when aggregated with all other Claims of such Indemnified Party, shall exceed $250,000 (the "Minimum Aggregate Liability Amount"), at which time Claims may only be asserted for amounts in excess of $125,000; provided, however, that the foregoing Minimum Aggregate Liability Amount shall not apply to any Liability which results from or arises out of fraud or any intentional misrepresentation or an intentional breach of a representation or warranty made pursuant to this Agreement.

            (b) Except for Claims for which proper notice of indemnification shall have been submitted in good faith and in reasonable detail not later than the close of business on the dates set forth in items (i) and (ii) below, (i) except as otherwise set forth in item (ii) below, all rights of indemnification pertaining to any sections of this Agreement shall terminate and expire on July 1, 1998 and (ii) all rights of indemnification pertaining to Sections 4.19 and
4.22 (insofar, but only insofar, as any submission of such Claim in connection with Section 4.22 relates to a related alleged liability of SQL or any of the Subsidiaries causing a ground for indemnification, which liability was not discovered before July 1, 1998 and could surface under an applicable statutory period of limitation allowing for the pertinent Governmental Authority to assert such liability during such applicable statutory period of limitation) hereof shall terminate and expire five Business Days after such time as the relevant statutes of limitation pertaining to such matters (including without limitation, any period for which such statutes of limitation have been tolled, and any period of extension of the relevant tax statutes) expire.

        9.6 Reduction for Certain Benefits. Any insurance or other recovery, payment or credit received by the Indemnified Party from any third party which was not taken into account in computing the amount of any Claim shall promptly be paid over to the Indemnifying Party up to the amount of the indemnification payment made by the Indemnifying Party with respect thereto, such that the total amount received by the Indemnified Party from the Indemnifying Party and the third parties in connection with such Claim shall not exceed the amount of such Claim.

        9.7 Cap; No Release for Fraud, Ownership Representations. Except as otherwise set forth in the following sentence, the aggregate liability of any SQL Stockholder hereunder shall be limited to the proportionate share of such SQL Stockholder as shown on Schedule 2.2 of the Total Consideration; provided, that for purposes of determining whether any such Person has indemnified Datastream to the full extent of such Person's proportionate share of the Total Consideration, if, in satisfaction of an indemnification obligation to Datastream hereunder, such Person decides to satisfy such indemnification obligation by transferring shares of Datastream Common Stock at a time when the Stock Price (as adjusted for stock splits, combinations and other like events) is less than $22.625 per share, then each such share shall be attributed a value of $22.625 per share notwithstanding such Stock Price. Nothing contained in this Agreement (either in terms of proportionate liability or the termination of any indemnification period) shall relieve any SQL Stockholder of any liability or limit any liability that he, she or it may have on account of any breach of any representation or warranty contained in Section 4.6 above, nor shall anything contained in this Agreement relieve any SQL Stockholder or any other party to this Agreement of any liability or limit any liability that he, she or it may have in the case of fraud in connection with the transaction contemplated by this Agreement or in connection with the delivery of any certificate required to be delivered under the terms hereof.

        9.8 Subrogation Rights. In the event that an Indemnifying Party shall be obligated to indemnify an Indemnified Party pursuant to this Article IX, the Indemnifying Party shall, upon payment of such indemnity in full, be subrogated to all rights of the Indemnified Party with respect to the Claim to which such indemnification relates; provided, however, that the Indemnifying Party shall only be subrogated to the extent of any amount paid by it pursuant to this
Article IX in connection with such Claim and provided further that no SQL Stockholder shall have any subrogation rights against SQL.

        9.9 Establishment of Escrow; Indemnification Not Limited.

            (a) At the Effective Time, pursuant to Section 2.2 (iii) hereof, Datastream shall deliver the Escrow Shares to the Escrow Agent, which Escrow Shares shall be held in escrow pursuant to the terms of this Agreement and the Escrow Agreement.

            (b) The parties to this Agreement understand and agree that the establishment of the escrow referred to in paragraph (a) above is not the exclusive source for indemnification pursuant to this Agreement and that such escrow in no way limits the amount of Claims that may be made pursuant to this Agreement.

        9.10Interest. If any payment required to be made by an Indemnifying Party hereunder is not made by the due date for payment thereof, then that payment shall carry interest (calculated on a daily basis) from the due date of payment until actual payment (as well after judgement as before) at the Amsterdam Inter Bank Offered Rate plus 2%.

                                    ARTICLE X
                          STOCKHOLDERS' REPRESENTATIVE

        10.1Appointment; Acceptance. By executing this Agreement, each of the SQL Stockholders hereby irrevocably constitutes and appoints Residentie Participaties III CV and its successors, acting as hereinafter provided, as his attorney-in-fact and agent in his name, place and stead in connection with the transactions and agreements contemplated by this Agreement (the "SQL
Stockholders' Representative"), and acknowledges that such appointment is coupled with an interest. By executing and delivering this Agreement, Holland Venture Holdings II CV hereby (i) accepts its appointment and authorization to act as the SQL Stockholders' Representative, as attorney-in-fact and agent on behalf of the SQL Stockholders in accordance with the terms of this Agreement, and (ii) agrees to perform its obligations under, and otherwise comply with, this Article XI.

        10.2Authority.

            (a)   Each of the SQL Stockholders authorizes the SQL
Stockholders' Representative:

            (i) to dispute or to refrain from disputing any claim made by Datastream under this Agreement and the other agreements, instruments and documents to be delivered by or on behalf of the SQL Stockholders pursuant to this Agreement;

            (ii) to negotiate and compromise any dispute which may arise under, and to exercise or refrain from exercising remedies available under this Agreement and the other agreements, instruments and documents to be delivered by or on behalf of the SQL Stockholders pursuant to this Agreement and to sign any releases or other documents with respect to such dispute or remedy;

            (iii) to determine the location of the arbitration of any claim by the SQL Stockholders in accordance with Section 11.9 hereof and to otherwise take action on behalf of the SQL Stockholders pursuant to Section 11.9;

            (iv) to give such instructions and to do such other things and refrain from doing such other things as the SQL Stockholders' Representative shall deem necessary or appropriate to carry out the provisions of this Agreement and the other agreements, instruments and documents to be delivered by or on behalf of the SQL Stockholders pursuant to this Agreement; and

            (v)  to  enter  into   amendments  of  this  Agreement  and  execute
instruments  in writing to reflect  such  amendments  pursuant  to Section  12.1 hereof.

            (b) Each of the SQL Stockholders agrees to be irrevocably bound by all agreements and determinations made by and documents executed and delivered by the SQL Stockholders' Representative under this Agreement and the other agreements, instruments and documents to be delivered by or on behalf of the SQL Stockholders pursuant to this Agreement.

        10.3Actions. Each of the SQL Stockholders hereby expressly acknowledges and agrees that the SQL Stockholders' Representative is authorized to act on his behalf. Notwithstanding any dispute or disagreement among the SQL Stockholders, Datastream and any other Person or entity shall be entitled to rely on any and all action taken by the SQL Stockholders' Representative under this Agreement and the other agreements, instruments and documents to be delivered by or on behalf of the SQL Stockholders pursuant to this Agreement without any liability to, or obligation to inquire of, any of the SQL Stockholders. Datastream and any other Person or entity are hereby expressly authorized to rely on the genuineness of the signature of the SQL Stockholders' Representative and, upon receipt of any writing which reasonably appears to have been signed by the SQL Stockholders' Representative, Datastream and any other Person or entity may act upon the same without any further duty of inquiry as to the genuineness of the writing.

        10.4Successors. If Residentie Participaties III CV ceases to function in its capacity as the SQL Stockholders' Representative for any reason whatsoever, then a majority of the SQL Stockholders may appoint a successor; provided, however, that if for any reason no successor has been appointed pursuant to the foregoing within thirty (30) days, then Residentie Participaties III CV shall be obligated to nominate a successor acceptable to a majority of the SQL Stockholders and to Datastream or to petition a court of competent jurisdiction for appointment of a successor.

        10.5Effectiveness. The authorizations of the SQL Stockholders' Representative shall be effective until his rights and obligations under this Agreement terminate by virtue of the termination of any and all obligations of the SQL Stockholders to Datastream under this Agreement. The SQL Stockholders may not, after the date hereof, terminate the authority of the SQL Stockholders' Representative to act on their behalf hereunder. Any such action shall be void and of no force or effect.

        10.6Indemnification. The SQL Stockholders hereby jointly and severally agree to indemnify and hold the SQL Stockholders' Representative harmless for any and all liability, loss, cost, damage or expense (including attorneys' fees) incurred or suffered as a result of the performance of his duties under this Agreement or failure to perform any such duty, except any liability, loss, cost, damage or expense suffered or incurred as a result of the SQL Stockholders' Representative's gross negligence or wilful misconduct.

                                   ARTICLE XI
                               GENERAL PROVISIONS

        11.1Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto, except that the SQL Stockholders' Representative may execute amendments on behalf of the SQL Stockholders pursuant to Section 10.2(a)(v) hereof.

        11.2Extension; Waiver. At any time prior to the Closing Date, the parties (through a duly authorized officer in the case of a corporate party) may:

            (a) extend the time for the performance of any of the obligations or other acts of the other parties;

            (b) waive any inaccuracies in the representations and warranties contained in this Agreement or in any document delivered pursuant to this Agreement; and

            (c) waive compliance with any of the agreements or conditions contained in this Agreement.

        Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of each of the parties.

        11.3Entire Agreement. This Agreement (including the Schedules and Exhibits hereto) and the other documents referenced herein contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior arrangements and understandings, both written and oral, with respect thereto.

        11.4Severability. It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, in the event that any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited, or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

        11.5Notices. All notices and other communications pursuant to this Agreement shall be in writing and shall be deemed to be sufficient if contained in a written instrument and shall be deemed given if delivered personally, telecopied, sent by internationally-recognized, overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

               (a)     If to Datastream or the Subsidiary, to:

                        Datastream Systems, Inc.
                        50 Datastream Plaza
                        Greenville, South Carolina 29605
                        Attention: Larry G. Blackwell, Ph.D., P.E.
                        Telephone: (864) 422-5215
                        Telecopier: (864) 422-5000

                       with a copy to:

                        Hunton & Williams
                        600 Peachtree Street, N.E.
                        Suite 4100
                        Atlanta, Georgia 30308-2216
                        Attention: J. Stephen Hufford, Esq.
                        Telephone: (404) 888-4045
                        Telecopier: (404) 888-4190

                  (b)  If to SQL, to:

                        SQL Systems B.V.
                        Marconistraat 16
                        P.O. Box 11344
                        3004 E.H. Rotterdam
                        Holland
                        Attention: Dr. Peter A.G. Huisman

                       with a copy to:

                        Trenite Van Doorne
                        P.O. Box 17207
                        2502 CE The Hague
                        Holland
                        Attention: Dr. Bas Steins Bisschop

               (c)       If to the SQL Shareholders, to the SQL
               Stockholders' Representative:

                         Residentie Participaties III CV
                         P.O. Box 1345
                         7301 BN Apeldoorn
                         Holland

                       with a copy to:

                        Trenite Van Doorne
                        P.O. Box 17207
                        2502 CE The Hague
                        Holland
                        Attention: Dr. Bas Steins Bisschop

               (d) all such notices and other communications shall be deemed to have been received
                  (i) in the case of personal delivery, on the date of such delivery,

                  (ii) in the case of a telecopy, when the party sending such telecopy shall have confirmed sending the communication by telephone to an officer-level representative of the addressee,

                  (iii) in the case of delivery by nationally-recognized, overnight courier, on the Business Day following dispatch, and

                  (iv) in the case of mailing, on the third Business Day following such mailing.

        11.6Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        11.7Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

        11.8Benefits; Assignment. This Agreement is not intended to confer upon any Person other than the parties any rights or remedies hereunder and shall not be assigned by operation of law or otherwise; provided, however, that (i) Datastream may assign all or any portion of the rights hereunder to any wholly-owned subsidiary of Datastream, and SQL shall, upon request, execute any amendment to the Transaction Documents necessary to provide the benefits of this Agreement to any such assignee and (ii) Residentie Participaties III CV and Holland Venture Holdings II CV may consolidate their respective holdings for purposes of receiving their share of the Total Consideration, but without in any way substantively affecting Datastream's rights hereunder, and Datastream shall, upon request, execute any amendment to the Transaction Documents necessary in connection with any such consolidation.

        11.9Governing Law; Arbitration. This Agreement shall be governed by and construed in accordance with the laws of The Netherlands as applicable to contracts made and to be performed therein. All disputes between the parties hereto arising under or in connection with this Agreement or further agreements resulting from this Agreement including all disputed claims for breach by either party of any representation, warranty, undertaking or covenant on its part under this Agreement, shall be resolved by arbitration in accordance with the rules of the United Nations Commission on International Trade Law, provided that the parties shall have the right to settle any such dispute in summary proceedings and the right to obtain seizure, and provided, further, that it is the desire of the parties to this Agreement such arbitrators undertake their best efforts to complete any such arbitration within one year of the date such arbitration is commenced. The arbitration proceedings shall only be conducted in the English language and all pleadings and papers (other than original exhibits) submitted in connection with such arbitration shall only be submitted in the English language. The place of arbitration shall be New York, New York or London, England, at the discretion of the party initiating a Claim hereunder. The arbitration panel shall consist of three members, or, subject to the agreement of the parties, one member. If the panel is to consist of one member, such member shall be chosen by agreement of the parties within 30 days following initiation of the arbitration proceedings or, if the parties are unable to agree within that time, by the United Nations Commission on International Trade Law in a manner consistent with its rules. If the panel is to consist of three members, the first two members shall be chosen by each party and such members shall choose the third member within 30 days following the initiation of the arbitration proceedings. For purposes of this Section 11.9, the term "party," as used herein shall, in appropriate circumstances, be deemed to mean Datastream, on the one hand, and the SQL Stockholders (collectively and as represented by the SQL Stockholders' Representative), on the other hand.

        11.10 Agent for Service. Each of the SQL Stockholders authorizes and appoints the SQL Stockholders' Representative as his agent to receive service of process for any action or proceeding arising out of or relating to this Agreement.

        11.11 Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rule of strict construction shall be applied against any party. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. Nothing in the Disclosure Letter shall be deemed adequate to disclose an exception to a representation or warranty made herein unless the Disclosure Letter identifies the exception with particularity, describes the relevant facts in detail and makes specific reference to the Section of this Agreement from which exception is taken. Without limiting the generality of the foregoing, the mere listing (or inclusion of a copy) of a document or other item shall not be deemed adequate to disclose an exception to a representation or warranty made herein (unless the representation or warranty has to do with the existence of the document or other items itself). The parties intend that each representation, warranty and covenant contained herein shall have independent significance. If any party has breached any representation, warranty or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the party has not breached shall not detract from or mitigate the fact that the party is in breach of the first representation, warranty or covenant.



                     [Signatures appear on following pages.]

         IN WITNESS WHEREOF, the parties hereto have signed or have caused this Agreement to be signed by their respective duly authorized officers, all as of the date first written above.

DATASTREAM:                                     DATASTREAM SYSTEMS, INC.

                                              By:
                                                 ---------------------------

                                              Title: _______________________


                                              [CORPORATE SEAL]




SQL:                                            SQL GROUP, B.V.

                                             By:____________________________

                                             Title:
                                                     -----------------------







                     [Signatures continued on following pages.]

-------------------------------           -----------------------------------
by:  Residentie Participaties III CV      by:  Holland Venture Holdings II


--------------------------------          -----------------------------------
by:  P.A.G. Huisman                       by:  Spouse


--------------------------------          -----------------------------------
by:  H.P. de Gruyter                      by:  Spouse


--------------------------------          -----------------------------------
by:  Parnib BV                            by:  V.W.J. Mom


--------------------------------          -----------------------------------
by:  M. Robijns                           by:  Stichting Marconi


--------------------------------
by:  SQL Group BV



Accepted by:
SQL STOCKHOLDERS'                         ------------------------------------
REPRESENTATIVE:                           by:  Residentie Participaties
                                                  III CV

                                      SCHEDULE 2.2

                             (To be completed at Closing.)




                                              Total              Share of
                           Escrow        Consideration(2)        Indemnity
SQL Stockholder         Shares(1)        Stock     Cash($)       Obligation(3)

Residentie
   Participaties III CV  49,730         179,583   5,350,480      33.09%
P.A.G. Huisman           24,106          87,050   2,593,546      16.04
H.P. de Gruyter          24,106          87,050   2,593,546      16.04
V.W.J. Mom               24,106          87,050   2,593,546      16.04
Holland Venture
   Holdings II           16,960          61,172   1,822,557      11.27
Parnib BV                 8,486          30,643     912,981       5.66
M. Robijns                2,802          22,841      13,651       1.86
Stichting Marconi(4)          0          16,662     388,776          0
Stichting Marconi(5)          0          29,054     730,917          0
                        -------         -------   ---------      -----
                        150,276         601,105  17,000,000      100.0%
                        =======         =======  ==========      =====






(1)  Per Section 2.2(iii).
(2)  Per Section 1.51 and 2.2.
(3)  Per Section 9.2 and 9.7.
(4)  Acting for itself.
(5)  Acting on behalf of the Optionholders.

EXHIBIT 4.1

                        ESCROW AGREEMENT


         THIS ESCROW AGREEMENT (this "Agreement") is made as of December 31, 1996, by and among Datastream Systems, Inc., a corporation organized and existing under the laws of the State of Delaware ("Datastream"), the stockholders of SQL Group, B.V. listed on the signature pages hereto (the "SQL Stockholders"), and Robert J.J. Lijdsman, a civil law notary with his offices in Rotterdam, The Netherlands, as escrow agent (the "Escrow Agent").

                        RECITALS

         WHEREAS, Datastream, SQL Group, B.V., a corporation organized and existing under the laws of The Netherlands ("SQL"), and the SQL Stockholders have entered into that certain Share Purchase Agreement dated as of December 15, 1996 (the "Share Purchase Agreement"), providing for the acquisition of SQL by Datastream through the purchase of all of the capital stock of SQL outstanding on the Closing Date (the "Transaction");

         WHEREAS, pursuant to the Share Purchase Agreement, the SQL Stockholders are entitled to receive, at the Effective Time of the Transaction, an aggregate of 751,381 shares of Datastream Common Stock as a portion of the consideration for such Transaction;

         WHEREAS, the Share Purchase Agreement provides that 150,276 shares of Datastream Common Stock (the "Escrow Shares") shall be delivered to the Escrow Agent and shall be placed and held in escrow (the "Escrow") pursuant to the terms and conditions specified herein;

         WHEREAS, the respective number of Escrow Shares being placed in Escrow by each of the SQL Stockholders is set forth on Schedule 2.2 to the Share Purchase Agreement;

         WHEREAS, the execution and delivery by the SQL Stockholders of this Agreement is a condition precedent to Datastream's obligations to effect the Transaction under the Share Purchase Agreement; and

         WHEREAS, Robert J.J. Lijdsman is willing to accept delivery of the Escrow Shares from the SQL Stockholders and to hold and release such Escrow Shares in accordance with the terms and conditions specified herein;

         NOW, THEREFORE, in consideration of the premises, the agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                       TERMS AND CONDITIONS

1.       Definitions.

         (a) Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Share Purchase Agreement.

         (b) As used herein, the term "Escrow Shares" includes any shares of Datastream Common Stock issued by Datastream during the term of the Escrow in payment of stock dividends or stock splits with respect to the shares of Datastream Common Stock deposited pursuant to this Agreement, but does not include any shares released from the Escrow pursuant to the provisions hereof.

2.       Appointment of Escrow Agent.

         Datastream and the SQL Stockholders hereby designate and appoint Robert J.J. Lijdsman to serve as escrow agent hereunder, and Robert J.J. Lijdsman hereby accepts such designation and appointment upon the terms, conditions and provisions of this Agreement.

3.       Deposit with Escrow Agent.

         At the Closing, each SQL Stockholder will deposit for safekeeping ("overdracht ten titel van bewaarrening") with the Escrow Agent stock certificates representing the Escrow Shares, together with a duly executed power of attorney substantially in the form attached hereto as Exhibit B (the "Power of Attorney"), appointing the Escrow Agent as such SQL Stockholder's attorney-in-fact for the purpose of executing and delivering the stock powers and instructions necessary to effect the distributions contemplated by this Agreement. The SQL Stockholders will allow the Escrow Shares to remain in Escrow with the Escrow Agent and will not withdraw or attempt to withdraw the same from the Escrow except as herein provided.

4.       Escrow Shares; Voting Rights and Cash Dividends.

         Upon receipt of the Escrow Shares, the Escrow Agent shall hold the same in accordance with the terms hereof. The Escrow Shares shall be held in Escrow until delivered to the SQL Stockholders, Datastream or both pursuant to the terms hereof. For so long as the Escrow Agent is acting in such capacity with respect to Escrow Shares held hereunder, the Escrow Agent hereby gives each SQL Stockholder a power of attorney giving each SQL Stockholder the sole right to vote or direct the voting of his Escrow Shares and the right to receive all cash dividends declared by the Company with respect thereto.

5.       Purpose of Escrow.

         The Escrow is being established for the purpose of providing a non-exclusive fund for recovery by Datastream, subject to the terms of the Share Purchase Agreement, for any (i) SQL Expenses not paid as of the Closing Date and
(ii) any Liability incurred by Datastream or SQL after the Effective Time as a result of any breach of a representation or warranty or other breach of the Share Purchase Agreement by the SQL Stockholders in connection with the Transaction or in connection with the delivery of any certificates, agreements or other documents required to be delivered under the terms of the Share
Purchase Agreement (except for such breaches specifically disclosed in the Disclosure Letter).

6.       Valuation of Escrow Shares.

         (a) For the purposes of this Agreement and all notices and distributions contemplated hereby, each of the Escrow Shares shall have a value equal to $22.625, subject to adjustment for stock splits or reverse stock splits, if any, declared by Datastream during the term of the Escrow (the stock price as so adjusted shall be referred to herein as the "Stock Value").

         (b) The number of Escrow Shares to be retained by the Escrow Agent in connection with a Claim against the Escrow or released to Datastream in payment of a Claim against the Escrow shall be determined by dividing the dollar amount of such Claim by the Stock Value, and rounding the number so obtained down to the nearest whole number.

         (c) No fractional share shall be issued or released in connection with the payment of a Claim against the Escrow and the amount of any such Claim as to which a fractional share would otherwise be disbursed, shall be disregarded by the Escrow Agent.

7.       Retention of Escrow Shares.

         Subject to the provisions of Section 8 of this Agreement, the Escrow Agent shall hold all Escrow Shares deposited with it pending the receipt by the Escrow Agent from time to time of:

         (a) One or more written notices of a Claim against the Escrow in the form specified in Section 16(b) of this Agreement (each a "Notice of Claim");

         (b) One or more written notices of the settlement of a disputed Claim against the Escrow in the form specified in Section 16(c) of this Agreement (each a "Notice of Settlement"); or

         (c) An arbitration decision directing the release of some or all of the Escrow Shares from an arbitrator chosen and acting in accordance with the provisions of Section 11.9 of the Share Purchase Agreement (an "Order").

8.       Claim Procedure.

         (a) In the event that the Escrow Agent receives a Notice of Claim from Datastream, the Escrow Agent shall notify the SQL Stockholders' Representative of the receipt of such Notice of Claim within five (5) Business Days by sending a copy of the Notice of Claim marked to show the date of receipt by the Escrow Agent to the SQL Stockholders' Representative. If the SQL Stockholders wish to dispute the Claim against the Escrow contained in the Notice of Claim, the SQL Stockholders' Representative shall send a notice to the Escrow Agent that the SQL Stockholders dispute the Claim against the Escrow in the form specified in
Section 16(d) of this Agreement (a "Notice of Dispute"). Such Notice of Dispute must be received by the Escrow Agent within fifteen (15) Business Days after the receipt by the Escrow Agent of the Notice of Claim.

         (b) If the Escrow Agent receives a Notice of Dispute from the SQL Stockholders' Representative within fifteen (15) Business Days after the receipt by the Escrow Agent of a Notice of Claim, the Escrow Agent shall not release Escrow Shares subject to such Notice of Claim and Notice of Dispute until the Escrow Agent receives a Notice of Settlement or an Order directing the Escrow Agent to cause the delivery of all or a specified portion of the Escrow Shares to the appropriate party or parties. Upon receipt of such Notice of Settlement or Order, the Escrow Agent shall distribute, as soon as practicable, the number of Escrow Shares specified therein in accordance with the directions contained therein and the provisions of Sections 6, 10 and 11 of this Agreement.

         (c) If the Escrow Agent does not receive a Notice of Dispute from the SQL Stockholders' Representative within fifteen (15) Business Days after the receipt by the Escrow Agent of a Notice of Claim, the Escrow Agent shall release to Datastream, as soon as practicable, the number of Escrow Shares required to pay the Claim specified in the Notice of Claim at the Stock Value (as determined pursuant to Section 6 of this Agreement) in accordance with Section 10 of this Agreement.

         (d) Notwithstanding the receipt of one or more Notices of Dispute, the Escrow Agent shall release the appropriate number of Escrow Shares required to pay a Claim specified in a Notice of Claim for which no Notice of Dispute has been timely received regardless of whether such release would cause the remaining number of Escrow Shares to be less than the number of Escrow Shares then subject to other Notices of Claim or Notices of Dispute that have been timely received by the Escrow Agent.

         (e) The Escrow Agent shall release Escrow Shares from the Escrow Shares registered in each SQL Stockholder's name pro rata in accordance with the percentages set forth in the third column of Schedule 2.2 to the Share Purchase Agreement.

9.       Termination and Release of Escrow Shares.

         (a) This Agreement, except for the provisions in Sections 12, 13 and 15 relating to the performance, liability and indemnification of the Escrow Agent and except as set forth in subsection (b) below, shall terminate on July 1, 1998 (the "Termination Date") unless the Escrow Agent shall have received:

                  (i) any Notice of Claim for which the fifteen (15) Business Day period for filing a Notice of Dispute shall not have expired (an "Outstanding Notice of Claim"); or

                  (ii) any Notice of Claim for which a timely Notice of Dispute shall have been received by the Escrow Agent for which the Escrow Agent shall not have received a Notice of Settlement or an Order (an "Outstanding Notice of Dispute").

         (b) In the event that on the Termination Date the Escrow Agent shall be in possession of an Outstanding Notice of Claim or an Outstanding Notice of Dispute, this Agreement shall remain in effect and the Escrow Agent shall release, as soon as practicable, to the SQL Stockholders the number of Escrow Shares then held by the Escrow Agent in excess of the number of Escrow Shares then subject to any Outstanding Notice of Claim and any Outstanding Notice of Dispute. This Agreement shall thereafter terminate at the time that the Escrow Agent shall have released all of the Escrow Shares in accordance with the terms of this Agreement.

         (c) In the event that on the Termination Date the Escrow Agent shall not be in possession of an Outstanding Notice of Claim or an Outstanding Notice of Dispute, the Escrow Agent shall release, as soon as practical, the number of Escrow Shares then held to the SQL Stockholders.

10.      Manner of Release of Escrow Shares to Datastream.

         Whenever the Escrow Agent determines that it is required to release some or all of the Escrow Shares to Datastream, the Escrow Agent shall deliver the following items to First Union National Bank of North Carolina, the transfer agent for the common stock of Datastream (the "Transfer Agent");

         (a)      Stock certificates representing the Escrow Shares;

         (b) Copies of the Powers of Attorney delivered to the Escrow Agent pursuant to Section 3 of this Agreement;

         (c) Appropriate stock powers signed by an authorized officer of the Escrow Agent, together with evidence of the authority of the officer acting on behalf of the Escrow Agent; and

         (d)      Written instructions to the Transfer Agent to:

                  (i) reissue a stock certificate registered in the name of Datastream and representing the number of Escrow Shares to be released to Datastream and deliver the same to Datastream; and

                  (ii) reissue stock certificates, registered in the names of each of the SQL Stockholders representing the balance of such SQL Stockholder's Escrow Shares and deliver the same to the Escrow Agent.

11.      Manner of Release of the Escrow Shares to the SQL Stockholders.

         Whenever the Escrow Agent determines that it is required to release some or all of the Escrow Shares to the SQL Stockholders, the Escrow Agent shall deliver to the Transfer Agent:

         (a)      Stock certificates representing the Escrow Shares;

         (b) Copies of the Powers of Attorney delivered to the Escrow Agent pursuant toSection 3 of this Agreement;

         (c) Appropriate stock powers signed by an authorized officer of the Escrow Agent, with evidence of the authority of the officer acting on behalf of the Escrow Agent; and

         (d)      Written instructions to the Transfer Agent to:

                  (i) reissue stock certificates registered in the names of each of the SQL Stockholders representing the number of Escrow Shares to be released to each SQL Stockholder in accordance with the percentages set forth in Schedule
2.2 to the Share Purchase Agreement;

                  (ii) reissue stock certificates registered in the names of each of the SQL Stockholders representing the balance of such SQL Stockholder's Escrow Shares; and

                  (iii) deliver the stock certificates representing the Escrow Shares to be released to the SQL Stockholders to the Stockholder's Representative and deliver the stock certificates representing the balance of each of the SQL Stockholder's Escrow Shares to the Escrow Agent.

12.      Agreement of Escrow Agent.

         The Escrow Agent hereby agrees to receive the Escrow Shares and the Powers of Attorney, to hold the same in Escrow in accordance with the terms of this Agreement and not permit any withdrawal thereof except under the terms of this Agreement. The Escrow Agent shall be responsible only for the safekeeping of the Escrow Shares and the distribution or delivery thereof in accordance with the terms of this Agreement. The Escrow Agent shall not be responsible for the authenticity or accuracy of any documents or stock certificates, or the sufficiency of the Escrow Shares and the Powers of Attorney to make the distributions required herein.

13.      Performance by Escrow Agent.

         The parties to this Agreement agree as follows:

         (a) In performing any of its duties under this Agreement, or upon the claimed failure to perform its duties hereunder, the Escrow Agent shall not be liable to any party for any damages, losses or expenses which may be incurred as a result of the Escrow Agent so acting or failing to act, except the failure by the Escrow Agent to give notice to the SQL Stockholders' Representative of receipt by the Escrow Agent of a Notice of Claim.

         (b) The Escrow Agent shall not be responsible for or be required to enforce any of the terms or conditions of the Share Purchase Agreement or any other agreement by and among Datastream, SQL and the SQL Stockholders.

         (c) The Escrow Agent shall not be responsible or liable in any manner whatsoever for the performance of or by Datastream, SQL and the SQL Stockholders of their respective obligations under this Agreement, nor shall the Escrow Agent be responsible or liable in any manner whatsoever for the failure of any third party to honor any of the provisions of this Agreement.

         (d) The parties hereto represent to the Escrow Agent that they are authorized to enter into the Escrow Agreement by their duly authorized representatives and that the Escrow Agent is entitled to rely on this representation without the need to confirm the authority of the representatives.

         (e) The duties and obligations of the Escrow Agent shall be limited to and determined solely by the express provisions of this Agreement and no implied duties or obligations shall be read into this Agreement against the Escrow Agent. The Escrow Agent is not bound by and is under no duty to inquire into the terms or validity of any other agreements or documents, including any agreements or documents which may be related to, referred to in, or deposited with the Escrow Agent in connection with this Agreement.

         (f) The Escrow Agent shall be entitled to rely upon and shall be protected in acting in reliance upon any notice submitted to it in connection with its duties under this Escrow Agreement in the appropriate form as set forth in Section 16 of this Agreement, which the Escrow Agent in good faith believes to have been signed or presented by the proper party or parties.

         (g) The Escrow Agent shall be entitled to consult with counsel of its own selection and the opinion of such counsel shall be full and complete authorization and protection to the Escrow Agent in respect of any action taken or omitted by the Escrow Agent hereunder in good faith, and in accordance with the opinion of such counsel.

         (h)The Escrow Agent shall have the right to resign at any time and for any reason, and shall be discharged of its duties as Escrow Agent hereunder by giving written notice of its resignation to the parties hereto at least twenty
(20) Business Days prior to the date specified for such resignation to take effect. All obligations of the Escrow Agent hereunder shall cease and terminate on the effective date of its resignation and its sole responsibility thereafter shall be to deliver the Escrow Shares to First Union National Bank of North Carolina, together with the Powers of Attorney previously delivered to the Escrow Agent pursuant to Section 3 hereof, whereupon First Union National Bank of North Carolina shall assume all of the rights and obligations of, and be deemed to be for all purposes, the Escrow Agent hereunder.

         (i) If the Escrow Agent shall die or become legally disabled, then a civil law notary from the firm of Loeff Claeys Verbeke shall be designated to serve as a replacement Escrow Agent in his stead.

14.      Fees of Escrow Agent.

         For its services hereunder (which shall include receipt and return or release of the Escrow Shares in the manner contemplated herein), the Escrow Agent shall receive such compensation as may be agreed upon with the Escrow Agent, and Datastream, on the one hand, and the SQL Stockholders (jointly and not severally), on the other hand, shall be equally responsible therefor.

15.      Indemnification.

         (a) Datastream, SQL and the SQL Stockholders jointly and severally agree to indemnify and hold the Escrow Agent harmless from and against any and all liabilities, causes of action, claims, demands, judgments, damages, costs and expenses(including reasonable attorneys fees and expenses) that may arise out of or in connection with the Escrow Agent's good faith acceptance of or good faith performance of its duties and obligations under this Agreement.

         (b)The Escrow Agent shall be under no duty to institute any suit or to take any remedial procedures under this Agreement or to enter any appearance or in any way defend any suit in which it is made a defendant hereunder until it shall be indemnified as provided above.

         (c) In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder, or receive instructions with respect to the Escrow Shares which, in its sole discretion, are in conflict either with other instructions received by it or with any provision of this Agreement, the Escrow Agent shall have the absolute right to suspend all further performance under this Escrow Agreement(except for the safekeeping of the Escrow Shares) until the resolution of such uncertainty or conflicting instructions to the Escrow Agent's sole satisfaction by final judgment or a court of competent jurisdiction, joint written instructions from all of the other parties hereto, or otherwise.

        (d) In the event that any controversy arises between one or more of the parties hereto or any other party with respect to this Agreement or the Escrow Shares, the Escrow Agent shall not be required to determine the proper disposition of such controversy or the proper disposition of the Escrow Shares and shall have the absolute right, in its sole discretion, to hold the Escrow Shares subject to such dispute until it receives an Order directing the release of some or all of the Escrow Shares.

16.      Instructions and Notices.

         (a) In executing and performing its duties hereunder, the Escrow Agent shall be entitled to rely upon instructions of Datastream and the SQL Stockholders' Representative. Any notice, payment, demand, instruction or communication required or permitted to be given by this Agreement shall be in writing and shall be deemed to have been sufficiency given or served for all purposes on the date on which the same was sent if transmitted via confirmed facsimile with a copy thereof sent by reputable, guaranteed delivery service, shipping charges prepaid, to the appropriate party at the facsimile number and address stated below:

If to Datastream:                           Datastream Systems, Inc.
                                            50 Datastream Plaza
                                            Greenville, South Carolina 29067
                                            Attn: Larry G. Blackwell, Ph.D,P.E.
                                            Facsimile: (864) 422-5000


with a copy to:                             Hunton & Williams
                                            600 Peachtree Street, NE
                                            Suite 4100
                                            Atlanta, Georgia 30308
                                            Attn: J. Stephen Hufford, Esq.
                                            Facsimile: (404) 888-4190

If to the SQL Stockholders'                 Residentie Participaties III CV
  Representative                            P.O. Box 1345
                                            7301 BN Apeldoorn
                                            Holland

with a copy to:                             Trenite Van Doorne
                                            Churchillplein 5
                                            P. O. Box 17207
                                            2502 CE, The Hague
                                            Holland
                                            Attn:  Bas Steins Bisshop
                                            Telephone: (31 70) 338-3131
                                            Facsimile: (31 70) 358-4798

If to the Escrow Agent:                     Robert J.J. Lijdsman
                                            Loeff Claeys Verbeke
                                            Weena 70
                                            Rotterdam, The Netherlands
                                            Telephone:  (31 10) 403-4777
                                            Facsimile:  (31 10) 403-4616

with a copy to:                             Mr. J. G. deGroot
                                            Facsimile:  (31 10) 414-9388

Any party hereto may change its address for purposes of notice by giving notice of such change to the other parties hereto in the manner specified herein.

         (b) A Notice of Claim shall specify the amount of the Claim against the Escrow, expressed in dollars, the number of Escrow Shares required to pay the Claim determined in accordance with Section 6 of this Agreement, and a statement describing the nature and grounds of the Claim, specifying the section of the Share Purchase Agreement to which such Claim pertains (if applicable), setting forth the aggregate amount of all Claims for which Datastream is seeking or has sought indemnification from the SQL Stockholders and demonstrating the amount of such Claim that may be paid from the Escrow in accordance with the provisions of
Section 9.5 of the Share Purchase Agreement. Any Notice of Claim shall be prepared, executed and delivered to the Escrow Agent by Datastream.

         (c) A Notice of Settlement shall specify the Notice of Claim to which it relates by indicating the date of such Notice of Claim and the dollar amount of the Claim against the Escrow, and shall specify the Notice of Dispute to which it relates by indicating the date of such Notice of Dispute. The Notice of Settlement shall contain a brief description of the resolution of the claim and dispute and shall include instructions to the Escrow Agent specifying the number of Escrow Shares to be released and to which party the shares are to be released. Each Notice of Settlement must be signed by both an authorized officer of Datastream and the SQL Stockholders' Representative acting on behalf of the SQL Stockholders.

         (d) A Notice of Dispute shall specify the Notice of Claim to which it relates by indicating the date of such Notice of Claim and the dollar amount of the claim against the Escrow, and shall also indicate in reasonable detail the basis for the dispute of the Notice of Claim. The Notice of Dispute shall be executed on behalf of the SQL Stockholders by the SQL Stockholders' Representative and delivered to the Escrow Agent.

         (e) Copies of all the notices described in the above subsections of this Section 16 shall also be sent to each of the persons listed in Section 16(a) at the address listed therein.

17.      Governing Law.

         This Agreement shall be governed by and construed in accordance with the laws of The Netherlands, provided, however, that if First Union National Bank of North Carolina shall assume the rights and obligations of the Escrow Agent hereunder pursuant to Section 13(h) hereof, the Agreement shall then be governed by and construed in accordance with the laws of the State of Delaware or the laws of such jurisdiction as shall be required by First Union National Bank of North Carolina.

18.      Submission to Arbitration.

         Datastream, each of the SQL Stockholders and the Escrow Agent hereby agree that all disputes between the parties hereto arising under or in connection with this Agreement shall be resolved by arbitration in accordance with the provisions of Section 11.9 of the Share Purchase Agreement.

19.      Modification.

         No modification or amendment to this Agreement shall be valid unless it is in writing and signed by all of the parties hereto.

20.      Headings.

         The headings in this Agreement are in tended to be for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.

21.      Severability.

         Each provision of this Agreement is intended to be severable. If any section or provision is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity or enforcement of the remainder of this Agreement.

22.      Sole Agreement.

         This Agreement constitutes the entire understanding of the parties hereto with respect to the subject matter hereof.

23.      Counterparts.

         This Agreement and any amendment hereto may be executed by the parties in two or more counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts shall be construed as and shall constitute one and the same agreement.













                   [Signatures appear on the following pages.]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and sealed as of the date first written above.

DATASTREAM:                           DATASTREAM SYSTEMS, INC.

                                      By: ___________________________

                                      Title: ________________________


                                                              [CORPORATE SEAL]





ESCROW AGENT:                         _______________________________
                                      Robert J.J. Lijdsman, Civil Law Notary





                                     [Signatures continue on following page.]

by:  Residentie Participaties III CV         by:  Holland Venture Holdings II



by:  P.A.G. Huisman                          by:  Spouse



by:  H.P. de Gruyter                         by:  Spouse



by:  Parnib BV                               by:  V.W.J. Mom



by:  M. Robijns                              by:  Stichting Marconi



by:  SQL Group BV




Accepted by:
SQL STOCKHOLDERS'
REPRESENTATIVE:
                                            by:  Residentie Participaties III CV

EXHIBIT 4.2


                        REGISTRATION RIGHTS AGREEMENT


         This Registration Rights Agreement (this "Agreement") is made as of this 31st day of December, 1996 by and among Datastream Systems, Inc., a corporation organized and existing under the laws of the State of Delaware ("Datastream" or the "Company"), the stockholders of SQL Group, B.V. listed on the signature pages hereto (individually, each an "SQL Stockholder" and collectively, the "SQL Stockholders") and Residentie Participaties III CV in its capacity as the "SQL Stockholders' Representative."


                        W I T N E S S E T H:

         WHEREAS, the Company, SQL Group, B.V., a corporation organized and existing under the laws of The Netherlands ("SQL"), and the SQL Stockholders have entered into that certain Share Purchase Agreement dated as of December 15, 1996 providing for the acquisition of SQL by Datastream through the purchase of all of the outstanding capital stock of SQL (such acquisition is hereinafter referred to as the "Transaction");

         WHEREAS, upon consummation of the Transaction, the SQL Stockholders will own an aggregate of 751,381 shares of the Common Stock, $.01 par value per share (the "Common Stock"), of Datastream that they received as consideration for the Transaction; and

         WHEREAS, in connection with the Transaction, Datastream has agreed to grant to the SQL Stockholders certain rights with respect to the registration under the Securities Act of 1933, as amended (the "Securities Act"), of the shares of Datastream Common Stock received as consideration for the Transaction and the execution and delivery of this Agreement by Datastream is a condition precedent to the obligations of the SQL Stockholders to consummate the Transaction under the Share Purchase Agreement;

         NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

         1.       Definitions.

                  (a) The term "affiliate" means a person or entity directly or indirectly, controlled by, controlling or under common control with another person or entity.

                  (b) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement under the Securities Act with the SEC and the automatic effectiveness or the declaration or order of effectiveness of such registration statement.

                  (c) The term "Registrable Securities" means the shares of the Common Stock of Datastream issued as consideration in the Transaction and beneficially owned by any SQL Stockholder, but shall not include any shares of Common Stock which have been sold or distributed to the public pursuant to Rule 144 promulgated under the Securities Act or that are held in escrow pursuant to that certain Escrow Agreement of even date herewith for so long as such shares remain in escrow.

                  (d) The term "SEC" means Securities and Exchange Commission.


         2. Piggyback Registration Rights. If the Company proposes or is required to register any shares of its Common Stock or securities convertible into shares of its Common Stock under the Securities Act in connection with the public offering of such securities (other than a registration on Form S-3 relating solely to the sale of securities to participants in a Company dividend reinvestment plan, or a registration on Form S-8 relating solely to the sale of securities to participants in a Company stock option or employee benefit plan, or a registration on Form S-4, or a registration on any form promulgated by the Securities and Exchange Commission as a successor to any such form), the Company shall, at each such time, promptly give written notice of such proposed registration to the SQL Stockholders' Representative. The SQL Stockholder's Representative shall notify each SQL Stockholder of such proposed registration within five (5) days of receiving such notice from the Company. Upon the written request of any SQL Stockholder received by the Company within 15 days after the date of the notice of the proposed registration by the Company, the Company shall, subject to the provisions of Section 3, use its best efforts to include in such registration all of the Registrable Securities that each such SQL Stockholder has requested to be registered. The Company shall be under no obligation to complete any offering of its securities it proposes to make under this Section 2 and shall incur no liability to any SQL Stockholder for its failure to do so.

         3. Limitations on Piggyback Registration Rights. In connection with any underwritten public offering, the Company shall not be required to include any SQL Stockholder's Registrable Securities in such underwriting unless such SQL Stockholder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company, and then only in such quantity, if any, as will not, in the opinion of the underwriters, jeopardize the success of such offering (including the amount of proceeds to the Company or the price per share to the public). With respect to any such offering, if the managing underwriter for the offering shall advise the Company that the total amount of securities, including Registrable Securities, requested to be included in such offering, exceeds the amount of securities that can be successfully offered, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the managing underwriter determines will not jeopardize the success of the offering. The securities to be included in such offering shall be apportioned as follows: (i) the Company shall have priority over all other selling stockholders, (ii) to the extent that the securities to be sold by the Company do not exhaust the number of shares determined by such underwriter able to be successfully sold, the number of shares that may be sold by Larry G. Blackwell, John M. Sterling, III, Reedy River Ventures, other stockholders of Datastream having applicable registration rights and the SQL Stockholders shall be apportioned pro rata based on the number of shares requested to be included in the offering; provided, however, that if the Board of Directors of Datastream or the managing underwriter of the offering recommends that any one or more of Larry G. Blackwell, John M. Sterling, III or Reedy River Ventures not participate in the offering or reduce the number of their shares to be sold in the offering from the number determined on a pro rata basis, then the number of shares to be sold by Larry G. Blackwell, John M. Sterling, III or Reedy River Ventures shall be reduced in accordance with the Board of Directors' or the managing underwriter's recommendation and the remaining number of shares to be sold in the offering shall be apportioned among the stockholders of Datastream having applicable registration rights and SQL Stockholders pro rata based on the number of shares such persons requested to be included in the offering.

         4. Obligations of the Company. Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible, prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective and shall:

                  (a) Use its best efforts to keep such registration statement effective for up to three months unless the distribution of the securities registered thereunder has been earlier completed.

                  (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement, and use its best efforts to cause each such amendment to become effective, as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

                  (c) Furnish to each of the SQL Stockholders participating in such offering a reasonable number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), any documents incorporated by reference into the registration statement and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                  (d) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each SQL Stockholder participating in such underwritten public offering shall also enter into and perform its obligations under such an agreement, including furnishing an opinion of counsel or entering into a lock-up agreement relating to Registrable Securities not included in such registration, in each case as reasonably requested by the managing underwriter.

                  (e) Promptly notify each SQL Stockholder holding Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statement therein not misleading in the light of the circumstances then existing and promptly file such amendments and supplements which may be required pursuant to paragraph (b) of this Section 4 on account of such event and use its best efforts to cause each such amendment or supplement to become effective.

                  (f) Furnish, at the request of any SQL Stockholder requesting registration of its Registrable Securities pursuant to this Agreement, on the date that such Registrable Securities are delivered to the underwriters for sale if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters on the date that the registration statement with respect to the securities becomes effective, an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given by company counsel to the underwriters in any underwritten public offering, addressed to the underwriters, if any, and to the SQL Stockholders requesting registration of Registrable Securities.

                  (g) Use its best efforts to cause the Common Stock to continue to be included in the Nasdaq Stock Market, Inc. National Market System ("NASDAQ/NMS") or, in the alternative, at the option of the Company, to be listed on a national securities exchange (provided, however, that the Company shall have no obligation to apply for the listing of its Common Stock on a national securities exchange in addition to listing on the Nasdaq/NMS).

                  (h) Provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement.

                  (i) Make available for inspection by any SQL Stockholder selling Registrable Securities and any attorney, accountant or other agent retained by any such SQL Stockholder all pertinent financial and other records and documents of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, attorney, accountant or agent in connection with such registration statement (in each case subject to such assurances as to confidentiality as are reasonably requested by the Company and its counsel).

                  (j) Otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

         5. Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the SQL Stockholders requesting registration of their Registrable Securities shall furnish to the Company such information regarding themselves or the Registrable Securities held by them, and the intended method of disposition of such Registrable Securities, as shall be reasonably requested by the Company in order to effect the registration of their Registrable Securities.

         6. Expenses. All expenses incurred in connection with the registration and filing of a registration statement pursuant to Section 4 hereof (including all amendments or supplements thereto), including, without limitation, all registration, printing and accounting fees, and fees and disbursements of counsel for the Company, shall be borne by the Company, provided that underwriting discounts and commissions relating to the Registrable Securities and the fees and disbursements of counsel for the selling SQL Stockholders shall be borne and paid on a pro-rata basis by the SQL Stockholders selling such Registrable Securities.

         7.       Indemnification.

                  In the event any Registrable Securities are included in a registration statement under this Agreement:

                  (a) To the fullest extent permitted by law, the Company will and hereby does agree to indemnify and hold harmless each SQL Stockholder, the officers, directors, employees, shareholders and partners, if any, of each SQL Stockholder, and each person, if any, who controls such SQL Stockholder within the meaning of the Securities Act or the Exchange Act of 1934, as amended (the "Exchange Act"), against any losses, claims, expenses, damages or liabilities to which such SQL Stockholder may become subject under the Securities Act, the Exchange Act or other federal or state law or common law, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (each a "Violation"):

                  (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement (including any prospectus or preliminary prospectus included therein), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such untrue statement or alleged untrue statement or omission or alleged omission was contained in or omitted from a preliminary prospectus and corrected in a final or amended prospectus and such SQL Stockholder failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the Registrable Securities to the person or persons asserting any such loss, claim, damage or liability in the case where such delivery is required by the Securities Act, or

                  (ii) any other violation by the Company of the Securities Act or any other securities law, or any rule or regulation promulgated thereunder.

The Company will reimburse each such SQL Stockholder, officer, director, partner, agent, employee or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, expense, damage, liability, or action. The indemnity agreement contained in this Section 7(a) shall not apply to amounts paid in settlement of any loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to any SQL Stockholder for any loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished by or on behalf of such SQL Stockholder, officer, director, partner, agent, employee or controlling person furnished for use in such registration statement.

                  (b) To the fullest extent permitted by law, each selling SQL Stockholder, severally and not jointly, will and hereby does indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each of its employees, each person, if any, who controls the Company within the meaning of the Securities Act, each agent and any underwriter for the Company and any stockholder of the Company selling securities pursuant to such registration statement and any of its directors, officers or partners or any person who controls such stockholder, against any losses, claims, damages, expenses or liabilities to which any of them may become subject, under the Securities Act, the Exchange Act or other federal or state or common law, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by or on behalf of such SQL Stockholder for use in such registration statement to be filed by the Company; and each such SQL Stockholder will, severally and not jointly, reimburse any legal or other expenses reasonably incurred by (x) the Company or any such director, officer, employee, agent, controlling person of the Company, or (y) the underwriter or controlling person thereof, or (z) other stockholder of the Company selling securities pursuant to such registration statement or any officer, director, partner or controlling person thereof in connection with investigating or defending any such loss, claim, damage, expense, liability or action. The indemnity agreement contained in this Section 7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the SQL Stockholders (which consent shall be given by the SQL Stockholder's Representative and shall not be unreasonably withheld) nor, in the case of a sale directly by the Company of its securities (including a sale of such securities through any underwriter retained by the Company to engage in a distribution solely on behalf of the Company), shall the SQL Stockholder be liable to the Company in any case in which such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus, and the Company or any underwriter retained by the Company failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the securities to the person or persons asserting any such loss, claim, damage or liability in any case where such delivery is required by the Securities Act; provided, however, that in no event shall the several liability of any SQL Stockholder for indemnification under this Section 7(b) exceed the proceeds received by such SQL Stockholder from the sale of Registrable Securities under the applicable registration statement.

                  (c) Each indemnified party or parties shall give reasonably prompt notice to each indemnifying party or parties of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure so to notify an indemnifying party or parties shall not relieve it or them from any liability which it or they may have under this indemnity agreement, except to the extent that the indemnifying party is materially prejudiced by such failure to give notice. If the indemnifying party or parties so elects within a reasonable time after receipt of such notice, the indemnifying party or parties may assume the defense of such action or proceeding at such indemnifying party's or parties' expense with counsel chosen by the indemnifying party or parties and approved by the indemnified party defendant in such action or proceeding, which approval shall not be unreasonably withheld; provided, however, that, if such indemnified party or parties determine in good faith that a conflict of interest exists and that therefore it is advisable for such indemnified party or parties to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to it or them which are different from or in addition to those available to the indemnifying party, then the indemnifying party or parties shall not be entitled to assume such defense and the indemnified party or parties shall be entitled to separate counsel at the indemnifying party's or parties' expense. If an indemnifying party or parties is not so entitled to assume the defense of such action or does not assume such defense, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party or parties will pay the reasonable fees and expenses of counsel for the indemnified party or parties. Notwithstanding the foregoing, the indemnifying party shall not be obligated to pay the reasonable fees and expenses of more than one counsel for the indemnified parties with respect to any claim, unless in the reasonable judgment of counsel to any indemnified party, expressed in a writing delivered to the indemnifying party, a conflict of interest may exist between such indemnified party and any other indemnified party with respect to such claim, in which event the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels (which shall be limited to one counsel per indemnified party). No indemnifying party or parties will be liable for any settlement effected without the written consent of such indemnifying party or parties, which consent shall not be unreasonably withheld. If an indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, such indemnifying party or parties shall not, except as otherwise provided in this subsection (c), be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action or proceeding.

                  (d) If the  indemnification  provided for in this Section 7 is unavailable  to a party  that would have been an  indemnified  party  under this
Section 7 in respect of any claims referred to herein, then each party that would have been an indemnifying party hereunder shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such claims in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and such indemnified party on the other in connection with the action, statement or omission which resulted in such claims, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged omission to state a material fact relates to information supplied by the indemnifying party or such indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing provisions of this Section 7(d), an SQL Stockholder shall not, as an indemnifying party, be required to contribute any amount in excess of (x) the amount by which the total price at which the Registrable Securities sold by such SQL Stockholder were offered to the public exceeds (y) the amount of any damages which such SQL Stockholder has otherwise been required to pay by reason of such action, untrue or alleged untrue statement or omission or alleged omission. The Company and each SQL Stockholder holding Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7(d). The amount paid or payable by an indemnified party as a result of the claims referred to above in this Section 7(d) shall include any legal or other expenses reasonably incurred by such indemnified party in connection with the investigation or defending any such action or claim.

                  (e) Without the prior written consent of the indemnified party, no indemnifying party shall consent to entry of judgment or enter into any settlement which does not include, as an unconditional term thereof, the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim.

                  (f) No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any person who was not guilty of fraudulent misrepresentation within the meaning of such Section 11(f).

         8.       Reports Under the Exchange Act.

                  With a view to making available to the SQL Stockholders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit an SQL Stockholder to sell securities of the Company to the public without registration,and with a view to making it possible for the SQL Stockholders to register the Registrable Securities pursuant to a registration by the Company on Form S-3, the Company agrees to use its best efforts:

                  (a) to make and keep public information available,as those terms are defined in Rule 144;

                  (b) to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and Exchange Act; and

                  (c) to furnish to any SQL Stockholder so long as such SQL Stockholder owns any Registrable Securities forthwith upon request(i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, the Securities Act and the Exchange Act or as to its qualification as a registrant whose securities may be resold pursuant to Form S-3,(ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any SQL Stockholder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

         9.       Lockup Agreement.

                  Each SQL Stockholder shall be obligated and hereby agrees not to sell, loan, grant any option for the purchase of, or otherwise dispose of or encumber (i) any shares of Registrable Securities subject to a lockup agreement entered into pursuant to Section 4(d) hereof (except as may be permitted thereunder) or (ii) without the prior written consent of the Company, more than fifty percent (50%) of such SQL Stockholders' Registrable Securities during any ninety (90) day period until the first anniversary of the date hereof (other than in connection with a registration by the Company hereunder subject to
Section 3 hereof).

         10.      Transfer of Registration Rights.

                  The registration rights of the SQL Stockholders granted pursuant to this Agreement may not be transferred other than by will or the laws of descent and distribution or with the prior written consent of the Company.

         11.      Miscellaneous.

                  11.1.  Notices.

                  All notices, requests, demands and other communications which are required to be or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when sent if transmitted by confirmed facsimile with a copy thereof sent by reputable guaranteed delivery service, to the party to whom the same is so given or made:


         If to the Company, to:    Datastream Systems, Inc.
                                   50 Datastream Plaza
                                   Greenville, South Carolina 29605
                                   Attention: Larry G. Blackwell, Ph.D., P.E.
                                   Telephone: (864) 422-5215
                                   Facsimile: (864) 422-5000

                  with a copy to:  Hunton & Williams
                                   600 Peachtree Street, N.E.
                                   Suite 4100
                                   Atlanta, Georgia 30308-2216
                                   Attention:        J. Stephen Hufford, Esq.
                                   Telephone:         (404) 888-4045
                                   Facsimile:         (404) 888-4190

or to such other person at such other place as the Company shall designate to the Shareholders in writing; and

         If to an SQL Stockholder, to the SQL Stockholders' Representative at the address set forth on the signature pages hereto.

                  With a copy to:  SQL Systems B.V.
                                   Marconistraat 16
                                   P.O. Box 11344
                                   3004 E.H. Rotterdam
                                   Holland
                                   Attention:        Dr. Peter A.G. Huisman
                                   Telephone: (31 10) 448-1710
                                   Facsimile: (31 10) 448-1701
                  with a copy to:  Trenite Van Doorne
                                   Churchillplein 5
                                   P.O. Box 17207
                                   2502 CE, The Hague
                                   Holland
                                   Attention:        Dr. Bas Steins Bisschop
                                   Telephone:  (31 70) 338-3131
                                   Facsimile:  (31 70) 358-4798

                  11.2.  Entire Agreement.

                  This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior agreements, representations, warranties, statements, promises, and understandings, whether written or oral, with respect to the subject matter thereof, and cannot be changed or terminated orally. No party hereto shall be bound by or charged with any written or oral agreements, representations, warranties, statements, promises, or understandings not specifically set forth in this Agreement.

                  11.3.  Headings; Certain Terms.

                  The section and other headings contained in this Agreement are for reference purposes only and shall not be deemed to be part of this Agreement or to affect the meaning or interpretation of this Agreement.

                  11.4.  Governing Law.

                  This   Agreement   shall  be  governed  by  and  construed  in
accordance with the laws of the State of Delaware.

                  11.5.  Severability.

                  If any term or provision of this Agreement shall to any extent be invalid or unenforceable, the remainder of this Agreement shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

                  11.6.  Termination of Agreement.

                  This Agreement shall terminate on the earliest to occur of (a) the termination of the Share Purchase Agreement in accordance with its terms prior to the consummation of the Transaction and (b) the date as of which the SQL Stockholders shall have sold all of their Registrable Securities (through a registered public offering or otherwise), (c) the second anniversary of the date hereof or (d) the date as of which each SQL Stockholder is entitled to sell all remaining Registrable Securities held by such SQL Stockholder, without limitation as to volume, pursuant to Rule 144 under the Securities Act.

                  11.7.  Amendments and Waivers.

                  Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and the SQL Stockholders' Representative.

                  11.8.  Section References.

                  All  references  contained  in this  Agreement  to any section
number  are   references  to  sections  of  this  Agreement   unless   otherwise
specifically stated.

                  11.9.  Counterparts.

                  This Agreement may be executed in any number of counterparts, each of which, when executed, shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

                  11.10.  Binding Effect.

                  This Agreement shall be binding on all successors and assigns of the Company, whether by merger, reorganization, sale of assets or otherwise.


                  IN WITNESS WHEREOF, the parties hereto have signed this Agreement, or have caused this Agreement to be signed on their behalf by an officer or representative thereunder duly authorized, on the respective dates stated below.

                            DATASTREAM SYSTEMS, INC.


                                            By

                                            Name:

                                            Title:




                                     [Signatures continue on following page.]

by:  Residentie Participaties III CV            by:  Holland Venture Holdings II



by:  P.A.G. Huisman                             by:  Spouse



by:  H.P. de Gruyter                            by:  Spouse



by:  Parnib BV                                  by:  V.W.J. Mom



by:  M. Robijns                                 by:  Stichting Marconi



by:  SQL Group BV




Accepted by:
SQL STOCKHOLDERS'
REPRESENTATIVE:
                                           by:  Residentie Participaties III CV

                                           Address:
                                                P.O. Box 1345
                                                7301 BN Apeldoorn
                                                Holland
                                           Telephone:
                                           Facsimile:

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